UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a–12

UR-ENERGY INC.
(Name of Registrant as Specified In Its Charter)

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UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 5, 2025

To the Shareholders of Ur-Energy Inc.:

The Annual and Special Meeting of Shareholders of Ur-Energy Inc. (the “Company”), will be held in person at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, June 5, 2025 at 1:00 p.m. Mountain Time to receive the audited consolidated financial statements of the Company for the year ended December 31, 2024, together with the report from the auditors thereon, and for the purpose of considering and voting upon proposals to:

1.	Elect seven (7) directors, each to serve until the next annual meeting of shareholders of the Company or until their successors are elected and appointed;
2.	Re-appoint BDO USA, P.C., as the independent auditors of the Company and to authorize the directors to fix the remuneration of the auditors;
3.	Approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers (“say-on-pay”);
4.	Ratify, confirm, and approve the renewal Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”) and approve and authorize for a period of three years all unallocated share units and shares issuable pursuant to the RSU&EI Plan; and
5.	Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors recommends a vote “FOR” each of the seven director nominees and “FOR” Proposals 2, 3 and 4. The Board of Directors has fixed the close of business on April 9, 2025, as the record date for determination of the shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Annual and Special Meeting of Shareholders and related proxy materials are first being distributed or made available to shareholders beginning on or about April 25, 2025.

We cordially invite you to attend the Annual and Special Meeting of Shareholders in person or to listen by toll-free access as described in the Management Proxy Circular. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card and the Management Proxy Circular for more information on how to vote your shares at the Meeting and return your voting instructions as promptly as possible.

Important Notice Regarding Availability of Proxy Materials for the 2025 Annual and Special Meeting of Shareholders: The attached Management Proxy Circular, proxy card or voter information form, and the Company’s Annual Report to Shareholders (including financial statements) for the fiscal year ended December 31, 2024 are available at www.envisionreports.com/URGQ2025 or can be found at https://www.ur-energy.com.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ John W. Cash, Chairman

MANAGEMENT PROXY CIRCULAR

i

UR-ENERGY INC.

10758 West Centennial Road, Suite 200

Littleton, Colorado 80127

MANAGEMENT PROXY CIRCULAR

ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

JUNE 5, 2025

SOLICITATION OF PROXIES

This Management Proxy Circular (the “Circular”) is furnished in connection with the solicitation by the management of Ur-Energy Inc. (“we,” “us,” the “Company” or “Ur-Energy”) of proxies for use at the annual and special meeting of shareholders of the Company (the “Meeting”) to be held in person at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on Thursday, June 5, 2025 commencing at 1:00 p.m. Mountain Time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting (the “Notice”). The solicitation will be primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, employees, or representatives of the Company. All costs of solicitation will be borne by the Company. This Circular and related proxy materials are first being distributed or made available to shareholders beginning on or about April 25, 2025. The information contained herein is given as at April 9, 2025, unless otherwise indicated.

We plan to hold our annual meeting in person on June 5, 2025. We will continue our practice of allowing shareholders to listen to the meeting online or by telephone. To better facilitate travel and expense relating to the Meeting we will again permit our out-of-town directors and other Meeting participants whose physical presence at the Meeting is not essential to attend and participate in the Meeting via teleconference.

Shareholders who might otherwise attend in person may instead listen to the Meeting in real-time by calling toll-free +1 888-506-0062 (international: +1 973-528-0011) and use conference entry code 102288 and/or logging on to https://agm.issuerdirect.com/urg-2025. Additionally, shareholders who have questions they would like to pose at the Meeting may send those questions to our Corporate Secretary in advance of the Meeting at legaldept@Ur-Energy.com. Please include your name and return email address when you convey your questions. We believe that these procedures will facilitate the opportunity for our shareholders to gather with us in person, while providing many of the benefits of a virtual-only meeting and minimizing the costs of a virtual meeting.

As set forth below, if you are a registered shareholder and wish to vote the day of the Meeting or are a proxy appointee voting the day of the Meeting, you must do so in person.

All dollar amounts in this Circular are in U.S. dollars, except where indicated otherwise. On April 9, 2025, the exchange rate of Canadian currency in exchange for United States currency, as reported by the Bank of Canada, was US$1.00 = C$1.4150.

This Circular, the proxy card or voter information form, and the Company’s Annual Report (including financial statements) for the fiscal year ended December 31, 2024, are available at https://www.ur-energy.com.

APPOINTMENT OF PROXIES

The persons named in our form of proxy as proxyholders are Ur-Energy’s Chairman and Chief Executive Officer, John W. Cash, and our Corporate Secretary, Penne A. Goplerud. Each shareholder has the right to appoint a person other than the persons named in the form of proxy, who need not be a shareholder of the Company, to represent such shareholder at the Meeting or any adjournment thereof. Such right may be exercised by inserting such person’s name in the blank space provided in the form of proxy and striking out the other names or by completing another proper form of proxy.

VOTING INSTRUCTIONS

Registered Shareholders

There are two methods by which registered shareholders (“Registered Shareholders”), whose names are shown on the books or records of the Company as owning common shares no par value of the Company (“Common Shares”), can vote their Common Shares at the Meeting either in person at the Meeting or by proxy. Should a Registered Shareholder wish to vote in person at the Meeting, the Registered Shareholder should attend the Meeting where his or her vote will be taken and counted. Although we are making a toll-free number available to listen to the Meeting, if you wish to vote the day of the Meeting, you must do so in person. Should the Registered Shareholder not wish to attend the meeting or not wish to vote in person, his or her vote may be cast by proxy through one of the methods described below and the Common Shares represented by the proxy will be voted or withheld from voting, in accordance with the instructions as indicated in the form of proxy, on any ballot that may be called for, and if a choice was specified with respect to any matter to be acted upon, the shares will be voted accordingly.

A Registered Shareholder may vote by proxy by using one of the following methods: (i) by paper form of proxy to be returned by mail or delivery; (ii) by Internet; or (iii) by telephone. The methods of using each of these procedures are as follows:

Voting by Mail. A Registered Shareholder may vote by mail or delivery by completing, dating and signing the form of proxy and depositing it with Computershare Investor Services Inc. (the “Transfer Agent”) using the envelope provided or by mailing it to Computershare Investor Services Inc., Attention: Proxy Department, 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1 or to the Corporate Secretary of the Company at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 for receipt no later than 11:59 p.m. (ET) on Monday, June 2, 2025, or if the Meeting is adjourned, by no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by Internet. A Registered Shareholder may vote by Internet by accessing the following website:  www.envisionreports.com/URGQ2025, and going to “vote now.” When you log on to the site you will be required to input a control number as instructed on the form of proxy. Please see additional information on the form of proxy. Registered Shareholders may vote by Internet for receipt no later than 11:59 p.m. (ET) on Monday, June 2, 2025, or if the Meeting is adjourned, no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by Telephone. A Registered Shareholder may vote by telephone by calling the toll-free number 1-866-732-8683 from a touch tone phone. When you telephone you will be required to input a control number as instructed on the form of proxy. Please see additional information on the form of proxy. Registered Shareholders may vote by telephone for receipt no later than 11:59 p.m. (ET) on Monday, June 2, 2025, or if the Meeting is adjourned, no later than 1:00 p.m. Mountain Time on the last business day preceding the reconvened Meeting.

Voting by mail or the Internet are the only methods by which a Registered Shareholder may choose an appointee other than the management appointees named on the proxy and must be completed by the Registered Shareholder or by an attorney authorized in writing or, if the Registered Shareholder is a corporation or other legal entity, by an authorized officer or attorney.

Non-Registered Shareholders (Beneficial Owners)

If you hold shares through a broker, bank or other nominee, you will receive material from that firm asking how you want to vote and instructing you of the procedures to follow in order for you to vote your shares. If the nominee does not receive voting instructions from you, it may vote only on proposals that are considered “routine” matters under applicable rules. Each of the proposals at the Meeting, other than Proposal No. 2, are “non-routine” matters and therefore an intermediary holding shares for a beneficial owner will not have the authority to vote on those matters in the absence of instructions from the beneficial owner. A nominee’s inability to vote on some proposals because it lacks discretionary authority to do so is commonly referred to as a “broker non-vote.” Broker non-votes are not counted in the tabulation of votes cast on a particular proposal and therefore will not have an effect on the approval of that proposal.

Notice and Access

We distribute our proxy materials to shareholders via the Internet under the “Notice and Access” approach permitted by rules of the SEC. This approach conserves natural resources and reduces our distribution costs, while providing a timely and convenient method of accessing the materials and voting. On or before April 25, 2025, we mailed a Notice of Internet Availability of Proxy Materials to participating shareholders, containing instructions on how to access the proxy materials on the Internet to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.

REVOCATION OF PROXIES

A shareholder who has given a proxy has the power to revoke it as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy and may do so (i) by delivering another properly executed proxy bearing a later date and depositing it as aforesaid, including within the prescribed time limits noted above; (ii) by depositing an instrument in writing revoking the proxy executed by the shareholder or by the shareholder’s attorney authorized in writing (A) at our head office with the Corporate Secretary at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127 at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or (B) with the Chair of the Meeting, prior to its commencement, on the day of the Meeting, or at any adjournment thereof; (iii) by attending the Meeting in person and so requesting; or (iv) in any other manner permitted by law.

If you hold your shares through a broker, bank, or other nominee, you must follow their instructions to revoke your initial proxy vote or to otherwise vote at the Meeting.

VOTING AND DISCRETION OF PROXIES

On any ballot that may be called for, the shares represented by proxies in favor of the persons named by management of the Company will be voted in the manner identified in the proxy, in each case in accordance with the instructions of the shareholder. In the absence of any instructions on the proxy, it is the intention of the persons named by management in the form of proxy to vote

(1)	FOR the election of each and all of management’s nominees as directors;
(2)	FOR the re-appointment of BDO USA, P.C., as our independent auditors and the authorization of the directors to fix the remuneration of the auditors;
(3)	FOR the advisory vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers;
(4)	FOR the resolution to approve the renewal of our Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”) and to approve and authorize all unallocated share units and shares issuable pursuant to the RSU&EI Plan until the third anniversary of the adoption of the present resolution; and
(5)	In accordance with management’s recommendations with respect to amendments or variations of the matters set out in the Notice or any other matters which may properly come before the Meeting.

The form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations of the matters identified in the Notice or any other matters that may properly come before the Meeting. As at the date of this Circular, management of the Company knows of no such amendments, variations or other matters that may properly come before the Meeting other than the matters referred to in the Notice.

COMMON SHARES ENTITLED TO VOTE

As at April 9, 2025, the authorized capital of the Company consisted of an unlimited number of Common Shares, of which 364,819,260 Common Shares were issued and outstanding, and an unlimited number of Class A Preference Shares, issuable in series, of which none has been issued. A holder of record of Common Shares at the close of business on April 9, 2025 (the “Record Date”) is entitled to one vote for each Common Share held by the shareholder. In accordance with the Canada Business Corporations Act, the Company will prepare a list of holders of Common Shares on the Record Date. Each holder of Common Shares named in the list at the close of business on the Record Date will be entitled to vote the Common Shares shown opposite his or her name on the list at the Meeting.

VOTES REQUIRED

The directors nominated for election pursuant to Proposal No. 1 will be elected by plurality vote, meaning that the seven nominees who receive the most votes, whether in person or by proxy, will be elected. Broker non-votes will have no effect on the election of Directors. Pursuant to the Canada Business Corporations Act, any director who fails to receive a majority of the votes cast will be required to tender their resignation, subject to limited legal exceptions and timelines. See “Statement of Corporate Governance – Majority Voting,” below.

With respect to Proposal No. 2, the affirmative vote of a majority of the votes cast at the Meeting (either in person or by proxy) will be required for approval.

With respect to Proposal No. 3, the affirmative vote of a majority of the Common Shares present at the Meeting (either in person or by proxy) and entitled to vote on this matter will be required for approval. Broker non-votes will have no effect on the vote on Proposal No. 3. Because your vote on this proposal is advisory, it will not be binding on the Board of Directors or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

With respect to Proposal No. 4, the affirmative vote of a majority of the votes cast at the meeting (either in person or by proxy) will be required for approval, however, rules of the Toronto Stock Exchange (“TSX”) provide that all eligible insiders in order to participate in the RSU&EI Plan may not vote on the resolution. Accordingly, the RSU&EI Plan resolution must be passed by a majority of votes cast at the meeting (either in person or by proxy), excluding 3,327,616 Common Shares held by certain insiders of the Company and their affiliates. Broker non votes will have no effect on the outcome of this proposal.

QUORUM

The presence, in person or by proxy, of two shareholders holding not less than 10% of the Common Shares entitled to vote as of the Record Date constitutes a quorum for the transaction of business at the Meeting. In the event there is not a quorum present to approve any proposals at the time of the Meeting, the Meeting shall be adjourned to a date no less than seven days later than the scheduled Meeting date in order to permit further solicitation of proxies. The scrutineer will treat Common Shares represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

RIGHTS OF DISSENT

Pursuant to the Canada Business Corporations Act, there are no rights of dissent in respect of the resolutions to be voted on by the shareholders at this Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management

As of April 9, 2025, our Record Date, we had 364,819,260 Common Shares issued and outstanding, and 4,631,758 stock options which may be exercised currently or within the sixty (60) days following April 9, 2025.

		Percentage of Issued
	Number of	and Outstanding
	Common Shares	Common Shares
Name of Holder	of Ur-Energy	of Ur-Energy

Directors and Named Executive Officers(1)(2)
John W. Cash	1,284,557	*
Rob Chang	468,696	*
Elmer W. Dyke	—	*
Penne A. Goplerud	856,272	*
Steven M. Hatten	720,804	*
Gary C. Huber	812,212	*
Thomas H. Parker	735,080	*
John Paul Pressey	—	*
Ryan S. Schierman	—	*
Roger L. Smith	1,102,130	*
Kathy E. Walker	801,170	*
Directors and executive officers, as a group (11 persons)	6,780,921	1.86%	%
*	Less than one percent
(1)	Address for each director and executive officer: 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127.
(2)	The beneficial ownership shown for all holders in this table represents Common Shares and all options which may be exercised currently or within sixty (60) days following April 9, 2025. For our Directors and executive officers, this represents the following: Cash (660,968 Common Shares, 623,589 options); Chang (84,179 Common Shares, 384,517 Options); Dyke (nil Common Shares, nil options) Goplerud (430,608 Common Shares, 425,664 options); Hatten (324,775 Common Shares, 396,029 options); Huber (427,695 Common Shares, 384,517 options); Parker (350,563 Common Shares, 384,517 options); Pressey (nil Common Shares, nil options); Schierman nil Common Shares; nil options); Smith (632,175 Common Shares, 469,955 options); and Walker (416,653 Common Shares, 384,517 options). At the Record Date, the number of the Company’s Common Shares beneficially owned by all of the Directors and executive officers as a group and entitled to be voted at the meeting is 3,327,616.

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company’s Common Shares as of April 9, 2025, by each person (other than the Directors and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of our Common Shares.

		Percentage of Issued and
	Number of Common Shares	Outstanding Common Shares
Name of Holder	of Ur-Energy	of Ur-Energy
Major Shareholders
Segra Capital Management, LLC	25,675,312	7.04%
MMCAP International Inc. SPC	22,161,613	6.07%
Global X Management Company LLC	19,568,210	5.36%
Black Rock Inc.	18,656,056	5.11%

(1)	Segra Capital Management, LLC filed a Schedule 13G (Amendment No. 1) dated February 13, 2025, indicating holdings of 25,675,312 Ur-Energy Common Shares.
(2)	MMCAP International Inc. SPC filed a Schedule 13G dated February 10, 2025, indicating holdings at December 31, 2024 of 18,104,113 Ur-Energy Common Shares as between itself and its affiliate MM Asset Management Inc. Additionally, the filing reports the ownership of warrants exercisable for the purchase of up to 4,057,500 Common Shares. The warrants include a beneficial ownership limitation that would preclude exercise of the Warrants if, as a result of the exercise, the holder’s share ownership would exceed 9.99% of the Company’s outstanding Common S hares. The Section 13G filing was calculated and filed based upon Ur-Energy Common Shares issued and outstanding at November 6, 2024 of 364,101,038 Common Shares.
(3)	Global X Management Company LLC filed a Schedule 13G (Amendment No. 1) dated February 14, 2025, indicating holdings of 19,568,210 Ur-Energy Common Shares.
(4)	Black Rock Inc. filed a Schedule 13G dated November 8, 2024, indicating holdings of 18,656,056 Ur-Energy Common Shares, representing 5.32% of the Company’s Common Shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

Proposal No. 1:Election of Directors

The articles of the Company provide that the Board of Directors of the Company (the “Board of Directors” or the “Board”) shall consist of a minimum of one and a maximum of ten directors, the number of which will be seven as elected at the Meeting. Election of directors will be conducted on an individual basis, and will include John W. Cash, Rob Chang, Elmer W. Dyke, Gary C. Huber, Thomas H. Parker, John Paul Pressey, and Kathy E. Walker. As discussed below in “Statement of Corporate Governance - Majority Voting,” each Director must receive a majority of the votes cast (in person or by proxy) as to his or her election or will be required to submit his or her resignation subject to the provisions of the Canada Business Corporations Act (“CBCA”) and related regulations.

Nominees: Each of the seven persons named above is a nominee for election as a director at the Meeting for a term of one year or until his or her successor is elected and qualified. Each of the nominees is currently serving as a Director of the Company, having been elected to the Board of Directors at the last annual meeting of shareholders. Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, the persons named in the form of proxy reserve the right to vote for another nominee in their discretion or for the election of only the remaining nominees.

The Board of Directors has delegated to the Corporate Governance and Nominating Committee the responsibility for reviewing and recommending nominees for director, in conjunction with the Chairman of the Board, Mr. Cash. The Board determines which candidates to nominate or appoint, as appropriate, after considering the recommendation of the Corporate Governance and Nominating Committee.

Certain of our Directors have historically and do currently serve on boards of directors of other companies. We view this to be beneficial to the Company, provided there is no conflict of interest, nor restrictions on time which are disadvantageous to our Board’s interests. Current service on the boards of other public companies is set forth below, in the biography of each nominee, as applicable, and under “Service on Additional Boards.” The Company believes that service on other boards allows for broader experience and expertise which benefits the individual and the companies served, including Ur-Energy. None of our Directors sits on more than three public company boards or, alternatively, is the CEO of a public company and sits on the board of more than two public companies besides the one for which he/she is the CEO (i.e., none of our directors is “overboarded”).

Qualifications: In evaluating a director candidate, the Corporate Governance and Nominating Committee considers the candidate’s independence, character, business experience, industry-specific experience including technical expertise, corporate governance skills and abilities, training and education, a history of personal and professional achievement and leadership; commitment to performing the duties of a director, and other skills, abilities, or attributes that fill specific needs of the Board or its committees. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board, as a whole, competence and experience in a wide variety of areas, including natural resources exploration and development, mining operations, nuclear energy, executive management, board service, corporate governance, finance, financial markets, employment, and international business. These varied and substantial backgrounds, skills, and qualifications, as described in more detail below, and the contributions of each to the development and current operations of the Company as described below under the heading “Board Composition” led the Corporate Governance and Nominating Committee and the Board of Directors to the conclusion that each of the nominees should serve as a Director for the coming year.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of all of the named nominees for director and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend to so vote.

John W. Cash, 52, M.Sc.	Chairman of the Board, President and CEO

Mr. Cash was appointed Chairman of the Board of Directors of Ur-Energy in 2022, after having been named Chief Executive Officer and President of the Company. Cash joined Ur-Energy in 2007 and was appointed as Vice President Regulatory Affairs in 2011. He led the permitting and licensure of both the Lost Creek and Shirley Basin uranium mines, while managing the environmental, health and safety (“EHS”) and geology departments and contributing to the development and growth of the Company. During his tenure with Ur-Energy, Mr. Cash has gained a well-deserved reputation for developing impactful industry solutions related to water management, EPA aquifer exemptions, technical design, and environmental matters. Mr. Cash has nearly 30 years of diverse experience in the uranium industry, from which he has acquired broad-reaching expertise in exploration, EHS including radiation safety, regulatory and legislative affairs, and uranium recovery operations, as well as extensive management experience. He is a respected industry leader and previously served as president of the Uranium Producers of America.

Prior to joining Ur-Energy, Mr. Cash worked for established uranium mining companies, including BHP, Rio Algom Mining, and Crow Butte Resources, a subsidiary of Cameco, in various roles in mineral exploration, as Operations Superintendent and EHS Manager. As Operations Superintendent, Mr. Cash managed all aspects of wellfield production and plant processing at the 800,000 lbs. U3O8 per year Crow Butte ISR facility. Mr. Cash is a Fellow of the inaugural World Nuclear Summer Institute. Mr. Cash received B.Sc. and M.Sc. degrees in Geology and Geophysics from the University of Missouri-Rolla.

The Board of Directors has concluded that Mr. Cash is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Company since 2007, as an employee, executive officer and most recently as Chief Executive Officer, President and Chairman of the Board of Directors since 2022. Additionally, the Board of Directors believes that Mr. Cash’s lengthy tenure and diverse expertise in the uranium industry will continue to benefit the Board.

Rob Chang, 47, MBA	Director, Chair of Treasury & Investment Committee

Mr. Chang has nearly 30 years of experience in the financial services industry and is a sought-after expert in uranium markets. An experienced senior executive, most recently Mr. Chang was the co-founder and served as the Chief Executive Officer of Gryphon Digital Mining (2021-2024); he continues to serve as a director on Gryphon’s board. Additionally, he has served as the Managing Director and Head of Metals & Mining at Cantor Fitzgerald where he provided research coverage in precious metals, base metals, lithium, and uranium. With deep experience in corporate governance and board leadership, he has held directorships at several mineral resource companies, including Fission Uranium (2018–2024), Shine Minerals (2018–2024), and District Metals (2018–2020). He is well familiar with the uranium mining industry and is considered a subject matter expert by several media outlets. He was recognized by Bloomberg as the "Best Precious Metals Analyst" in 2016. Mr. Chang is frequently quoted by and a regular guest of several media outlets including Bloomberg, Reuters, CNBC, and the Wall Street Journal. Mr. Chang previously served as a Director of Research and Portfolio Manager at Middlefield Capital, a Canadian investment firm which managed $3 billion in assets. He was also on a five-person multi-strategy hedge fund team where he specialized in equity and derivative investments. Mr. Chang completed his MBA at the University of Toronto's Rotman School of Management.

The Board of Directors has concluded that Mr. Chang is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Board since 2018, and his extensive knowledge of the financial markets and financial services industry, as well as his knowledge of the uranium mining industry.

Elmer W. Dyke, 61, B.A.	Director

Elmer Dyke is a recognized global leader in the commercial and government nuclear industry with over 25 years’ experience. Mr. Dyke has a Bachelor of Arts Degree in International Political Economy from Davidson College and served as a U.S. Army Officer for 13 years. Mr. Dyke’s professional career includes a tenure with the U.S. Department of State during which he directed international security programs, including nuclear nonproliferation and high technology projects and was detailed to the Departments of Defense and Commerce. Mr. Dyke has worked within global firms NAC International and Booz Allen Hamilton where he served as an expert on nuclear nonproliferation, strategy and nuclear fuel cycle. More recently, Mr. Dyke filled senior executive roles at Centrus Energy Corporation, a global nuclear fuel supplier and technical services provider. At Centrus Energy and in prior executive roles, Mr. Dyke led strategic planning and business development, financial performance, and risk management for the businesses. Currently, Mr. Dyke leads New Horizons Nuclear Associates, LLC, a global nuclear consulting firm he formed in 2021. Mr. Dyke is intimately involved with the entire nuclear fuel cycle and has served terms on the board of directors of the World Nuclear Association and the U.S. Nuclear Industry Council.

The Board of Directors has concluded that Mr. Dyke is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Board since 2024 and because of his role as a leader in the global nuclear fuel sector, and his extensive experience serving as an executive in several nuclear energy-related businesses, as well as his experience serving on the boards of directors of significant industry organizations.

Gary C. Huber, 73, PhD, P.Geo	Director, Chair of Corporate Governance and Nominating Committee; Chair of HSE & Technical Committee

Dr. Huber is a mining executive with over 45 years of natural resources experience. Previously, Dr. Huber served as a director for Ur-Energy during 2007. Dr. Huber returned to serve as a director for Ur-Energy in 2015. In the interim, Dr. Huber served as President and CEO of Neutron Energy, Inc. (2007-2012), a privately held uranium company which was conducting project feasibility analyses as well as permitting of two uranium mines and a mill complex. Dr. Huber is the founder, in 2006, and managing member of Rangeland E&P, LLC, a private company established for oil and gas exploration. Dr. Huber served as an independent director of Gold Resource Corporation, a precious metal mining company. He was chairman of its audit committee and a member of the compensation committee. He also served as an independent director of Capital Gold Corp., a gold mining company with operations in Mexico, and served on its audit and corporate governance committees. Dr. Huber was one of the founders of Canyon Resources Corporation in 1979, initially for uranium exploration and subsequently transitioned to precious metal and industrial mineral exploration and production. From 1979 to 2006 with Canyon Resources, he served in various capacities, including as director, chief financial officer, vice president of finance, treasurer, and secretary. He also served as the president and chief executive officer of CR Minerals Corporation, an industrial minerals production subsidiary of Canyon Resources, from 1987 to 1998. Dr. Huber holds a PhD in geology with a minor in mineral economics from Colorado School of Mines. He is a fellow of the Society of Economic Geologists, where he previously served as the chairman of its audit and investment committees; and a member of the Society for Mining, Metallurgy and Exploration, where he previously served as the chairman of the audit committee. Dr. Huber served as a director and treasurer of The Society of Independent Professional Earth Scientists, a not-for-profit professional group. He also has served as President of the Society of Independent Earth Scientists Foundation, which awards scholarships to undergraduate and graduate students majoring in the earth sciences fields. Dr. Huber formerly was a director of the Denver Gold Group, a not-for-profit industry association for publicly traded precious metal companies. Dr. Huber is a Utah registered Professional Geologist.

The Board of Directors has concluded that Dr. Huber is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Company as a director (in 2007, and since his return to the Board in 2015), and because of his extensive mining industry experience including in areas of natural resources development and mining operations, and executive management and finance, developed by serving as an executive officer and director of publicly-traded natural resource companies.

Thomas H. Parker, 82, M.Eng., P.E.	Lead Director, Chair of Audit Committee

Mr. Parker has worked extensively in senior management positions in the mining industry, having begun his career in the mining industry nearly 60 years ago. Mr. Parker is a mining engineer graduate from South Dakota School of Mines, with a Master’s Degree in Mineral Engineering Management from Penn State. Mr. Parker was President and CEO, and a director of U.S. Silver Corporation until his retirement in 2012. Prior to that, Mr. Parker was President and CEO of Gold Crest Mines, Inc., before which he was the President and CEO of High Plains Uranium, Inc., a junior uranium mining company acquired by Energy Metals in 2007. Mr. Parker also served for 10 years as Executive Vice President of Anderson and Schwab, a management consulting firm. Prior to Anderson and Schwab, Mr. Parker held many executive management positions including with Costain Minerals Corporation, ARCO, Kerr McGee Coal Corporation and Conoco. He also has worked in the potash, limestone, talc, coal, and molybdenum industries and has extensive experience working in Niger, France, and Venezuela.

The Board of Directors has concluded that Mr. Parker is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Company as a director since 2007 and, for the past 11 years serving as our Lead Director, as well as his nearly 60 years in the mining industry, including vast operational and executive management experience.

John Paul (JP) Pressey, 51, Bachelor of Commerce, Chartered Professional Accountant	Director

John Paul Pressey had a nearly three-decade long career in the assurance practice at PricewaterhouseCoopers LLP, with 16 years as a partner. With a Bachelor of Commerce degree from the University of Alberta, Mr. Pressey is a Chartered Professional Accountant with extensive experience working with U.S. and Canadian publicly traded companies in the mining industry, and other industries including manufacturing, utilities, and alternative energy. His experience includes acquisitions and capital markets transactions, working with clients to identify and implement practical business solutions to accounting, audit and financial issues. Well-respected for his ethics and integrity, Mr. Pressey spent six years at PricewaterhouseCoopers as its Assurance Leader for British Columbia, overseeing all aspects of PricewaterhouseCoopers’s assurance results and operations for that Province. Mr. Pressey has significant experience presenting to and working with boards of client companies and has facilitated sessions at the Institute for Corporate Directors.

The Board of Directors has concluded that Mr. Pressey is well qualified and should continue to serve as a director of the Company on the basis of his contributions to the Board since 2024 and because of his expertise in finance, accounting and audit matters, and extensive experience working with publicly traded companies to implement business plans, including working with and presenting to the boards of directors of those client companies.

Kathy E. Walker, 66, MBA	Director, Chair of Compensation Committee

With nearly 40 years of experience in the international and domestic energy, mining, and financial industries, Kathy Walker brings a wealth of knowledge to our board. Ms. Walker is the CEO of Elm Street Resources, Inc., an energy marketing company she founded 35 years ago. Prior to Elm Street Resources, Ms. Walker honed her business and management expertise serving as the Controller of ENI, the Italian National Energy Agency’s subsidiary, Agip Coal, USA, and in various management roles at GE’s mining subsidiary, Utah International (Sierra Coal Company). Beyond her corporate achievements, Ms. Walker is also the founder and CEO of the eKentucky Advanced Manufacturing Institute, a revolutionary, high-tech workforce development training center that equips workers with the skills needed for 21st-century positions in advanced manufacturing.

Ms. Walker’s commitment to professional and community development extends well past her business and board roles. She has served on numerous boards of directors and trustees for various organizations, including the National Coal Council, the Ireland Chamber of Commerce in the United States, Morehead State University (Chair), Xavier University’s International School of Business, First Security Bank, Great Nations Bank, the Kentucky Coal Association, and the Kentucky Judicial Campaign Conduct Committee. Ms. Walker is also a member of several regional economic development boards. Ms. Walker holds an MBA from Xavier University.

The Board of Directors has concluded that Ms. Walker is well qualified and should continue to serve as a director of the Company based on her contributions to the Company as a director since 2017, and because of her extensive energy-related business experience including in areas of sales and marketing, and executive management and finance expertise, developed by serving as an executive officer and director of various entities.

Proposal No. 2:	Re-Appointment of BDO USA, P.C., as our Independent Auditors and Approval for the Board of Directors to Fix the Remuneration of the Auditors

Appointment of Auditor

The Audit Committee selected and has recommended the independent accounting firm of BDO USA, P.C. with respect to the audit of our financial statements for the year ended December 31, 2025. At the Meeting, it is proposed to re-appoint BDO USA, P.C., as auditors of the Company, to serve until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors.

We expect that our Audit Partner from BDO USA, P.C., will participate in our Meeting virtually, online or by telephone.

Independent Accountant Fees and Services

BDO USA, P.C. has been the auditors of Ur-Energy since their appointment on October 1, 2024. PricewaterhouseCoopers LLP, Chartered Professional Accountants, and its affiliates, had been the auditors of Ur-Energy since December 2004 until October 1, 2024.

The fees for audit and audit-related services performed by BDO USA, P.C., in relation to our financial years ended December 31, 2024 and 2023, accrued or paid in US dollars, were as follows:

BDO USA PC fees in US dollars	December 31, 2024	December 31, 2023
Audit fees(1)	$407,505	$—
Audit-related fees(2)	$—	$—
All other fees(3)	$—	$—
Total	$407,505	$—

The fees for audit and audit-related services performed by PricewaterhouseCoopers LLP, Chartered Professional Accountants, in relation to our financial years ended December 31, 2024 and 2023, accrued or paid in Canadian dollars, were as follows:

PricewaterhouseCoopers LLP fees in Canadian dollars	December 31, 2024	December 31, 2023
Audit fees(1)	$52,965	$280,340
Audit-related fees(2)	$81,573	$38,092
All other fees(3)	$2,708	$16,724
Total	$137,246	$335,156

(1)	Audit fees consist of professional services for the audit of our annual consolidated financial statements and review of our quarterly consolidated financial statements.
(2)	Audit-related fees include assurance and related services that are reasonably related to financing activities, if any, and our shelf registration and at-market sales agreement.
(3)	All other fees include fees related to products and services provided by BDO USA, P.C. or PricewaterhouseCoopers LLP, Chartered Professional Accountants. No tax compliance, tax advice, or tax planning services were provided by BDO USA, P.C., or PricewaterhouseCoopers LLP, Chartered Professional Accountants during either 2024 or 2023.

Audit Committee’s Pre-Approval Practice

All services reflected in the preceding tables for 2024 and 2023 were pre-approved in accordance with the policy of the Audit Committee of the Board of Directors.

It is proposed to approve an ordinary resolution to re-appoint the firm of BDO USA, P.C., as auditors of the Company to hold office until the close of the next annual meeting of shareholders or until BDO USA, P.C. is removed from office or resigns, and to authorize the Board of Directors of the Company to fix the remuneration of BDO USA, P.C. as auditors of the Company.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that the shareholders vote FOR the re-appointment of BDO USA, P.C. and to authorize the Board of Directors of the Company to fix the remuneration of BDO USA, P.C. as auditors and, unless a shareholder gives instructions on the proxy card to the contrary, the proxies named thereon intend to so vote.

The approval of Proposal No. 2 requires the approval of a majority of the votes cast by shareholders (either in person or by proxy) at the Meeting.

Proposal No. 3:	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers

In accordance with SEC rules, our shareholders will be asked at the Meeting to cast a non-binding advisory vote on the compensation of our Named Executive Officers as disclosed in this Circular, including the disclosures under “Compensation Program” and “Executive Compensation” and the compensation tables and related narrative disclosure. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this Circular.

We conducted a similar advisory vote in 2024 and approximately 96% of the votes cast were in favor of the compensation of our Named Executive Officers. This vote is advisory, which means that its outcome is not binding on the Company, the Board of Directors, or the Compensation Committee of the Board of Directors.

The Compensation Committee and the Board of Directors believe that our compensation policies and procedures are effective in achieving our goals and will continue to be as we complete the return to steady state commercial production at Lost Creek and build out our second uranium recovery facility, Shirley Basin. As described under “Compensation Program” our compensation program is designed to motivate executive officers and employees to achieve pre-determined objectives without taking excessive risks; provide competitive base salary compensation and benefit programs to attract and retain highly qualified executives and employees; encourage an ownership mentality; and, fundamentally, to support the achievement of results. We believe that the Company’s compensation program, with its balance of (i) competitive salary ranges; (ii) short-term incentives (including cash bonus awards and performance conditions for such awards), (iii) long-term incentives (including equity awards of stock options and restricted share units which vest over varied periods of two to three years), and (iv) share ownership guidelines for executive officers, encourages and rewards sustained performance that is aligned with long-term shareholder interests.

Shareholders are encouraged to read both “Compensation Program” and “Executive Compensation” sections below, as well as the compensation tables and related narrative disclosure.

We are continuing our practice of having an annual say-on-pay advisory vote, so the next advisory vote will occur at our annual meeting in 2026.

Shareholders will be asked to approve the following ordinary resolution (the “Advisory Vote on Named Executive Officer Compensation”) at the Meeting:

BE IT RESOLVED THAT the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Management Proxy Circular for this annual and special meeting of shareholders, including the “Compensation Program” and “Executive Compensation” sections and the compensation tables and related narrative disclosure.

Recommendation of Ur-Energy’s Board of Directors

The Board of Directors recommends that shareholders vote FOR approval of the Advisory Vote on Named Executive Officer Compensation Resolution.

The approval of the advisory vote on Proposal No. 3 requires the affirmative vote of a majority of the Common Shares present at the meeting (either in person or by proxy). Although the advisory vote is non-binding, the Board will review the results of the vote and will take the results of the vote into account in determinations concerning executive compensation.

Proposal No. 4:  Approval of the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”)

At the Meeting, shareholders will be asked to consider and pass a resolution substantially in the form set out below, to approve, confirm and ratify the renewal of the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”), which was last approved by shareholders on June 2, 2022. Under the policies of the TSX, the RSU&EI Plan must be reconfirmed every three years by a majority of the Company’s directors and shareholders excluding the votes cast by, or in behalf of, the insiders of the Company who are eligible to participate in the RSU&EI Plan, and their affiliates. Therefore, a resolution will be placed before the shareholders to approve the renewal of the RSU&EI Plan and the unallocated share units and shares under the RSU&EI Plan. This approval will be effective for three years from the date of the Meeting. If approval is not obtained at the Meeting, RSUs and other units and shares under the RSU&EI Plan which have not been allocated and RSUs which are outstanding and are subsequently cancelled or terminated will not be available for a new grant of share units or shares under the RSU&EI Plan. Previously allocated RSUs will continue to be unaffected by the approval or disapproval of the resolution.

The Board of Directors wishes to renew the RSU&EI Plan, which was previously ratified, confirmed and approved at meetings of shareholders of the Company in 2010, 2013, 2016, 2019 and 2022. The RSU&EI Plan continues to include directors and employees, including executive officers, of Ur-Energy as possible eligible participants. The Board of Directors is of the view that it is in the best interests of the Company to renew the RSU&EI Plan as it contributes to our ability to maintain a strong compensation program, and specifically our bonus programs. Approval will allow the Board of Directors to grant the various share units and Common Shares permitted under the plan, and to utilize the RSU&EI Plan and the overall compensation program to support our ongoing efforts to attract and retain highly qualified directors and employees, including executive officers, in a highly competitive market. As part of our long-term incentive plan, the RSU&EI Plan encourages share ownership in the Company by directors and employees, including officers, and further motivates these individuals towards the overall success of the Company.

No modifications are proposed to be made to the RSU&EI Plan. There is no request to increase the percentage number of shares available for issuance under the RSU&EI Plan. Because the RSU&EI Plan participants and the amounts of any awards are determined in the absolute discretion of the Board of Directors, the benefits to be delivered under the RSU&EI Plan at this time are indeterminable at this time.

At April 9, 2025, there are 37 employees and six non-executive directors who are eligible to participate in the plan. As at April 9, 2025, the closing price of our Common Shares on the NYSE American was $0.61 and on the TSX was C$0.87.

The RSU&EI Plan, as approved and ratified by the Board of Directors, is summarized in more detail under the heading “Stock Options and Amended and Restated Restricted Share Unit and Equity Incentive Plan,” below. A copy of the RSU&EI Plan is attached to this Circular as Schedule A. A shareholder may also obtain a copy of the plan from the

Secretary of the Company upon request at 10758 West Centennial Road, Suite 200, Littleton, Colorado, 80127, telephone 720-981-4588 (ext. 250).

Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan Resolution

BE IT RESOLVED THAT:

1.

The renewal of the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan, as set forth fully in Schedule A to this Circular (the “RSU&EI Plan”), be and is hereby ratified, confirmed and approved; and

2.	All unallocated share units and shares issuable pursuant to the RSU&EI Plan be and hereby are approved and authorized until June 5, 2028; and
3.

Any director or officer of the Company be and each of them is hereby authorized, for and on behalf of the Company, to take such actions and to sign, execute and deliver all such documents that such director or officer may, in their discretion, determine to be necessary or useful in order to give full effect to the intent and purpose of this resolution.

Recommendation of Ur-Energy’s Board of Directors

After careful consideration, the Board of Directors has determined that the Amended and Restated Restricted Share Unit and Equity Incentive Plan continues to be in the best interests of the Company’s shareholders. The Board of Directors approved the Amended and Restated Restricted Share Unit and Equity Incentive Plan Resolution and recommends approval of the resolution by the Company’s shareholders.

The TSX rules provide that all eligible insiders in order to participate in the RSU&EI Plan may not vote on the approval of the renewal of the RSU&EI Plan. Accordingly, the RSU&EI Plan Resolution must be passed by a majority of votes cast by shareholders present in person or represented by proxy at the Meeting, excluding 3,327,616 Common Shares held by certain insiders of the Company and their affiliates.

MANAGEMENT

Identification of Executive Officers

John W. Cash, 52, M.Sc.	Chief Executive Officer, President and Chairman of Board

Mr. Cash was appointed Chairman of the Board of Directors of Ur-Energy in 2022, after having been named Chief Executive Officer and President of the Company. Cash joined Ur-Energy in 2007 and was appointed as Vice President Regulatory Affairs in 2011. He led the permitting and licensure of both the Lost Creek and Shirley Basin uranium mines, while managing the environmental, health and safety (“EHS”) and geology departments and contributing to the development and growth of the Company. During his tenure with Ur-Energy, Mr. Cash has gained a well-deserved reputation for developing impactful industry solutions related to water management, EPA aquifer exemptions, technical design, and environmental matters. Mr. Cash has nearly 30 years of diverse experience in the uranium industry, from which he has acquired broad-reaching expertise in exploration, EHS including radiation safety, regulatory and legislative affairs, and uranium recovery operations, as well as extensive management experience. He is a respected industry leader and previously served as president of the Uranium Producers of America.

Prior to joining Ur-Energy, Mr. Cash worked for established uranium mining companies, including BHP, Rio Algom Mining, and Crow Butte Resources, a subsidiary of Cameco, in various roles in mineral exploration, as Operations Superintendent and EHS Manager. As Operations Superintendent, Mr. Cash managed all aspects of wellfield production and plant processing at the 800,000 lbs. U3O8 per year Crow Butte ISR facility. Mr. Cash is a Fellow of the inaugural World Nuclear Summer Institute. Mr. Cash received B.Sc. and M.Sc. degrees in Geology and Geophysics from the University of Missouri-Rolla.

Roger L. Smith, 67, CPA, MBA, CGMA	Chief Financial Officer and Chief Administrative Officer

Mr. Smith has 35 years of mining and manufacturing experience including finance, accounting, IT, ERP and systems implementations, mergers, acquisitions, audit, tax, and public and private reporting in international environments. Mr. Smith served as Ur-Energy’s Chief Financial Officer and Vice President Finance, IT and Administration until May 2011, when he assumed the title and responsibilities of Chief Administrative Officer as well as Chief Financial Officer. Mr. Smith joined the Company in May 2007, after having served as Vice President, Finance for Luzenac America, Inc., a subsidiary of Rio Tinto PLC and Director of Financial Planning and Analysis for Rio Tinto Minerals, a division of Rio Tinto PLC, from September 2000 to May 2007. Mr. Smith has also held such positions as Vice President Finance, Corporate Controller, Accounting Manager, and Internal Auditor with companies such as Vista Gold Corporation, Westmont Gold Inc., and Homestake Mining Corporation. He has a Master of Business Administration and Bachelor of Arts in Accounting from Western State Colorado University, Gunnison, Colorado.

Steven M. Hatten, 61, B.Sc.	Chief Operating Officer

Steven M. Hatten was named Ur-Energy Chief Operating Officer in October 2022. Mr. Hatten had served as Vice President Operations for the Company since 2011. Prior to that, Mr. Hatten was Ur-Energy’s Engineering Manager from 2007 to 2010 and Director of Engineering and Operations from 2010 to 2011. He has more than 30 years of experience in uranium production with a strong background in in situ recovery uranium design and operations. He previously worked as a Project Engineer for Power Resources, Inc., Manager, Wellfield Operations for Rio Algom Mining Corp., and Operations Manager at Cameco’s Smith Ranch – Highland Facility. Mr. Hatten has a Bachelor of Science in Petroleum Engineering from Texas Tech University.

Penne A. Goplerud, 63, JD	General Counsel & Corporate Secretary

Ms. Goplerud has more than 30 years of diverse legal experience in general corporate matters, natural resources transactions and complex litigation. She was named General Counsel and Corporate Secretary of the Company in 2011, having joined Ur-Energy as its Associate General Counsel in 2007. While in private practice, she represented clients in complex litigation, arbitration and mediation involving mining, oil and gas, commercial and corporate disputes, securities, and environmental law. She also counseled business clients and represented clients in the negotiation of business transactions. Prior to joining Ur-Energy, much of Ms. Goplerud’s practice focused on natural resources work in the U.S. and abroad. Ms. Goplerud obtained her JD from the University of Iowa College of Law.

Ryan S. Schierman, 39, M.Sc.	Vice President Regulatory Affairs

Ryan Schierman joined Ur-Energy in March 2024 as its Vice President Regulatory Affairs. Prior to joining Ur-Energy, Mr. Schierman held numerous positions in management, most recently at Fluor/Idaho Environmental Coalition, contractors to the U.S. Department of Energy, at the Idaho Cleanup Project. Mr. Schierman has also held several positions in the uranium recovery industry, gaining expertise in regulatory relations and compliance, licensing, and environmental health and safety. As the Wyoming Uranium Recovery Program Manager (2015-2020), Mr. Schierman was critical in assisting Wyoming to become the 38th US Nuclear Regulatory Commission Agreement State, the first ever partial agreement for material solely at uranium recovery operations. Mr. Schierman earned a B.S. in Environmental Science from Brigham Young University, a M.Sc. in Health Physics from Idaho State University, and is a Certified Health Physicist.

COMPENSATION PROGRAM

We are a “smaller reporting company” as defined by SEC regulations. As a result, we are not required to include a comprehensive Compensation Discussion and Analysis in this Circular. We are providing, voluntarily, certain of the information that would typically be contained in a Compensation Discussion and Analysis section in an effort to provide our shareholders with additional information regarding our executive compensation policies, practices, and plans, and in order to provide context for your consideration of our advisory ‘say on pay’ proposal.

Compensation Program

We believe that the caliber and commitment of our executive officers are critical to our continued success and performance, and the overall commitment of all our employees. The Compensation Committee reviews and makes recommendations to the Board with respect to the overall approach to compensation for all our employees, and specifically with respect to our executive officers, including the Chief Executive Officer, and the remuneration of directors.

Our named executive officers for 2024 (“Named Executive Officers” or “NEOs”) were

●	John W. Cash, Chief Executive Officer and President
●	Steven M. Hatten, Chief Operating Officer
●	Roger L. Smith, Chief Financial Officer and Chief Administrative Officer

We maintain a compensation program in which both performance and compensation are routinely evaluated. Further, we maintain a program in which (a) pay for performance is supported by a significant percentage of executive pay being at risk (~62% of CEO compensation; ~54% of other executive officers); (b) executive officers are motivated to create shareholder value through a number of components in our program including our stock option plan; (c) performance by all employees is evaluated, with executive officers’ short-term incentive bonus awards being more closely aligned to performance on corporate objectives (60%) based upon the greater opportunity, and responsibility, to shape corporate performance (hourly and non-managerial staff bonuses are more heavily weighted to their personal objectives) with generally 80% of an executive’s long-term incentive is based upon stock options; (d) certain defined thresholds must be reached as a minimum level of performance, typically 50% of the target (or, a score of 2 on our 1-4 scale), before eligibility for payout on any objective and, by contrast, short-term incentive bonuses are effectively capped, as the maximum level of performance for each objective is typically set at 150% of the target (or, a score of 4 on our 1-4 scale); (e) reasonable salaries and overall compensation packages are based upon regularly updated compensation surveys and ongoing review of peer comparators’ practices; (f) compliance with executive share ownership guidelines is routinely monitored; (g) we have no multi-year contracts with executive employees; our employment agreements with executive officers protect proprietary information, and contacts with personnel obtained while employed with the Company, and do not subject the Company to excessive severance obligations; (h) we do not permit repricing of stock options; (i) our employees, including executives, are not permitted to hedge their beneficially-held Company’s shares; (j) our executive officers are not permitted to pledge the Common Shares of the Company that they hold; and (k) we have adopted a clawback policy which applies to all executives, all as discussed further below.

Our compensation program is designed to effectively link compensation to performance as demonstrated by the completion by our executive officers of corporate and personal objectives that are designed to drive creation of shareholder value. The Compensation Committee believes that it is important to maintain a defined connection between achievements and compensation payout. The Committee has thoughtfully reviewed the metrics and priorities most appropriately used to establish and maintain that connection. In doing so, the following has been considered:

●	the selection of corporate and personal objectives that are measurable and tied to shareholder value creation, which is fundamental to our success as a company;
●	executive officers should be evaluated and paid based on performance and achievement of both corporate and personal objectives; and
●	executive officers should have a clear understanding of how their performance and the achievement of pre-determined objectives may influence their compensation.

The objectives of our compensation program are to support the achievement of results; motivate executive officers to achieve pre-determined objectives without taking excessive risks; provide competitive compensation and benefit programs to attract and retain highly qualified executives; and encourage an ownership mentality, which is further augmented through share ownership guidelines for all executive officers.

Our compensation program continues to follow the same progression throughout the year:

●	Setting Objectives: Establishment of department and overall corporate objectives, followed by personal objectives, in conjunction with the approved budget, and additional guidance from management set the stage for our year ahead.
●	LTIP Awards to Incentivize: As a part of setting objectives, and “looking ahead,” the Compensation Committee recommends, and the Board considers and approves the annual grant of stock options and RSUs and other share units or commons shares available to grant under the RSU&EI Plan to those eligible for consideration. See “Equity Incentive Plans,” below.
●	Performance Review: Annually, in the first quarter, we review our performance during the past year, initially with a determination of performance to corporate objectives (reviewed by the Compensation Committee and our Board). The performance of staff is reviewed; executive officers are evaluated by the Chief Executive Officer and the Compensation Committee; and the Chief Executive Officer is evaluated by the Compensation Committee and the Board of Directors. Based upon these performance assessments, bonuses are determined and awarded, in the discretion of the Compensation Committee and Board. See further discussion under “Short Term Incentive Plan” below.
●	COLA and Salary Reviews: Cost-of-living adjustments to salaries are typically considered mid-year when best data are available. Periodically, and at least annually in recent years, salary surveys are completed, with staff salaries adjusted to the findings of the survey, as necessary.

Compensation Structure

Our compensation program consists of base salary, short- and long-term incentives, and other perquisites. The components of total direct compensation relate to performance as follows:

Employment Agreements with Named Executive Officers

We have employment agreements with each of our named executive officers. The agreements contain standard employment provisions, as well as salary, entitlement to a short-term incentive, cash, bonus to be determined in the discretion of the Board, and statements of eligibility for Company benefits (e.g., health and wellness benefits, paid time off, 401(k) plan), and our equity compensation plans (stock option and RSU&EI plans). The agreements also provide for post-termination obligations of the executives (one-year non-solicitation provisions applicable to all executive officers; and one-year non-competition provisions in the agreements of Messrs. Hatten and Cash).

Post-termination obligations of the Company with respect to the executive officers, including in an event of change of control, are discussed and summarized below under the heading “Potential Payments Upon Termination or Change of Control.” The Compensation Committee reviews the employment agreements of and compensation program for the executive officers on a periodic basis.

Objectives to be Met Through “Pay Mix”

The compensation program is designed to provide motivation and incentives to our executive officers and employees with a view toward enhancing shareholder value and successfully implementing our corporate objectives. The compensation program accomplishes this by rewarding performance that is designed to create shareholder value. The portion of variable, at-risk, performance-based compensation is commensurate to an executive officer’s or employee’s position and increases as their respective level of responsibility increases. Further, the mix and structure of compensation is designed to strike an appropriate balance to achieve pre-determined objectives without motivating excessive risk taking.

Our share price may be heavily influenced by changes in uranium and other commodity prices, which are outside of our control. Additionally, in recent years, geopolitical developments and public and governmental support for (or in opposition to) nuclear energy have affected our share price in ways we are unable control. As a result, the compensation program is designed to focus on areas where the executive officers and employees have the most influence. To achieve this, a combination of safety, operational, and various financial criteria are utilized when selecting continuing corporate objectives and establishing an appropriate combination of pay.

The compensation structure and “pay mix” in place for our CEO and other executive officers is as follows:

The characteristics of the compensation program’s mix of pay, as they relate to the executive officers, include:

●	a significant portion of executive pay is at-risk (~62% of CEO compensation; ~54% of other executive officers) and, with adjustments made to the program following the most recent review by our independent compensation consultant in 2022, a greater portion is at risk than in prior years;
●	executive officers have a higher percentage of at-risk compensation relative to other employees, because the executive officers have the greatest ability to influence corporate performance;
●	60% of an executive’s short-term incentive is based on corporate performance; and
●	80% of an executive’s long-term incentive is composed of stock options, which are highly leveraged to our share price performance.

The incentive compensation actually received by the executive officers varies based upon individual performance and the achievement of corporate and personal objectives and is ultimately subject to the discretion of the Compensation Committee and the Board.

Components of Compensation

Base Salary

Base salary is the fixed portion of cash compensation earned by and paid to our executive officers and employees. We seek to identify levels of base salary or wage which will aid in attracting and retaining quality employees. Base salaries for all employees are reviewed at least annually by management and more frequently recently, in times of labor market challenges, as we did in 2024. The Compensation Committee reviews the base salary for each executive officer routinely or upon a promotion or other change in job responsibility, based on the individual’s level of responsibility, the importance of the position and the individual’s contribution to our overall performance. The Compensation Committee also assesses the base salaries of the executive officers relative to a group of peer companies with similar scope and operations to ensure that base salaries are positioned competitively with executive officers in similar roles at peer companies. Our overall objective remains to provide a competitive base salary designed to recruit and retain qualified, high-performing executives, while responsibly administering our budget and achieving our corporate objectives.

Short-Term Incentive Plan

Total cash compensation includes base salary and any variable (at risk) short-term cash incentive compensation. Bonus awards under our short-term incentive plan (“STIP”) are typically calculated using a formula that is based upon performance in relation to corporate objectives, set by the Chief Executive Officer and executive management and approved by the Board, and in relation to personal objectives, also overseen by the CEO and Board. The STIP program is designed to recognize and reward both corporate and individual performance results. Weighting of corporate and personal objectives as related to the STIP program provides greater personal responsibility of each executive officer for not only the corporate objectives, but also his or her personal objectives which are tied to that year’s corporate and departmental objectives. This portion of our compensation program was also developed through consideration of peer group practices and other standards.

We continue to use objectives to broadly measure our total corporate performance in consideration of our STIPs, as well as for other purposes. A focus on health, safety, and environmental performance is embedded repeatedly throughout our program including asking employees to focus on personal safety and the safety of their team. We continue to evaluate, broadly, the performance of Total Company, Lost Creek, Shirley Basin, and Corporate Services.

Each performance objective is measured on three performance levels (Threshold, Target and Maximum). Threshold, Target and Maximum performance-level values are based on quantifiable measures, when possible, where typically the Threshold value is 80% of Target and the Maximum value is 120% of Target. When quantifiable measures are not possible, or more than one measure is used, we use a four-point scale to measure results. The target level of performance is set at an aggressive level that represents a ‘reasonable stretch.’ For example, when using our four-point scale to measure results, a score of 3 (Fully Successful) is used as the Target. Achieving the Target would result in a 100% payout of the objective. The Threshold level of performance is the minimum performance that must be met before being eligible for any payout. The Threshold performance level is typically set at 80% of Target, or a score of 2 (Partially, but not Fully, Successful Performance) on the four-point scale. There is no payout if the Threshold is not met. Achieving the Threshold would result in a 50% payout. Maximum level of performance is typically set at 120% of Target, or a score of 4 (Superior Performance). Achieving or exceeding the Maximum would result in a 150% payout.

Following the 2022 review by an independent compensation consultant, the Compensation Committee and Board adjusted the STIP target levels of the executives as recommended on a phased-in approach to better align our program with that of our established peer comparator companies. Subsequently, the second step of the phased-in adjustment was made for the

2023 STIP levels.  Those target levels and weightings which were used to establish STIP awards for 2024 for our executive officers, including our CEO, are as set forth here:

2024 STIP Targets and Weights
	STIP Target	Corporate	Personal
	(% of	Objectives	Objectives
POSITION	Base Salary)	Weight	Weight
President and CEO: John W. Cash	80%	60%	40%
Other Executive Officers (CFO, COO, Corporate Secretary, and Vice President Regulatory Affairs)	60%	60%	40%

Actual STIP awards are based on performance for the year and are typically paid in the following year after our year-end results are evaluated. We calculate the STIP awards as follows:

Long-Term Equity Incentives

The long-term incentive plan (“LTIP”) includes our Option Plan and the RSU&EI Plan (and, with the Option Plan, the “Plans”). The Plans together form a long-term incentive for eligible employees including executive officers and, in the case of the Option Plan, our consultants. Eligibility for participation and awards under the Plans are determined by the Compensation Committee, considering the recommendations of the Chief Executive Officer (and, for the Chief Executive Officer, the recommendations of the Compensation Committee to the Board). The purposes of the Plans are to provide eligible participants with the opportunity to own Common Shares of the Company, enhance Ur-Energy’s ability to attract, retain and motivate key personnel, and align each participant’s interests with those of the Company’s shareholders. Awards made under the Plans are based upon a pre-established formula tied to base salary and our compensation structure. The LTIP target for our CEO is 80% of his base salary; the LTIP target for our other executive officers is 60% of his or her base salary. A more detailed discussion of the Plans can be found below under “Stock Option Plan and Amended and Restated Restricted Share Unit and Equity Incentive Plan.”

Perquisites Including Benefits

We provide employees, including our executive officers, with perquisites including personal benefits that we believe are reasonable and consistent with the overall compensation program to better enable us to attract and retain quality employees. We periodically review the types and levels of perquisites provided to the employees and executive officers to ensure competitiveness and value. Executive officers participate on the same terms as other eligible employees in our healthcare and other benefit programs including a 401(k) Plan (with Company match), medical, prescription drug, dental, vision, short- and long-term disability, life and supplemental life insurances; employee assistance program; and health and dependent care flexible spending accounts.

Compensation Risk Assessment

The charter for our Compensation Committee requires the Committee to review and consider the implications of the risks associated with our compensation policies and practices to avoid encouraging inappropriate risk taking by executive officers. The Compensation Committee has undertaken reviews of this type in conjunction with periodic reviews of the compensation program, including most recently in December 2024. The Committee has implemented and maintained multiple practices to ensure that there are not incentives to take inappropriate or excessive risks, including: combining fixed and variable compensation, granting appropriate levels of equity compensation, and mandating equity ownership requirements for executive officers and directors which are routinely reviewed. As discussed elsewhere, we have also implemented insider trading, anti-hedging, anti-pledging and clawback policies. Based upon the Compensation Committee’s review, we do not believe that the Company’s executive or non-executive compensation structure is reasonably likely to have a material adverse effect on the Company.

Compensation Program and Peer Group

The Compensation Committee from time to time undertakes thorough reviews of our compensation program which may include a review of some or all of (a) competitive market data, (b) pay grades, (c) share ownership guidelines, (d) short-term cash incentive bonuses, and (e) long-term incentives in the form of equity compensation, as well as the overarching review of the proper components of the program and best utilization of each component.

In 2022, the Compensation Committee retained the services of Roger Gurr & Associates (“RG&A”) to review aspects of our compensation program. RG&A has provided compensation consulting to companies in the mining, oil and gas, biotech, technology and service industries for more than 20 years, primarily serving western-based companies in Canada and the U.S. The Compensation Committee requested a review of our executive compensation program and executive compensation, including recommendations to update our peer comparators group.

Our peer group, as updated, has provided a foundation from which we can compare our compensation program and practices to peer companies. Selecting an initial group of 18 comparators resulted in a sufficient number of executive position matches in the peer group, to which comparisons can be drawn to our executives with statistical reliability. To best reflect the current professional talent market, while retaining sufficient continuity to prior peer groups, 72% continuity to prior peer groups was maintained.

Peer companies which are similar in size, complexity and risk profile, with market capitalization within a specified range were selected. Additionally, the compensation programs of prospective peers were considered in the selection, to ensure similarity in compensation components and policies, and to note differences to be considered. The criteria considered to select our peer group included corporate head offices in North America to best reflect the primary source of executive and board talent; common share listings on North American stock exchanges; operating companies in production in the extraction industries (uranium; energy-related production; and precious metals mining), which also have ongoing exploration and development activities; and companies with operations and projects in low-risk jurisdictions.

Based on the earlier analyses conducted by RG&A and updating by management the peer group approved by the Board for 2023 and utilized in 2024, as adjusted following corporate changes among the peers, includes five uranium producers and explorers; six other mining companies (e.g., gold, silver) and four other energy-related and specialty metals companies, each with similar revenues, total assets and market capitalization. Generally, our ranking is in the mid-range of the peer group as related to those criteria. As approved by our Board of Directors, the Company’s peer group is as follows:

Americas Gold and Silver Corporation	Denison Mines Corp.	Endeavour Silver Corp.
Energy Fuels Inc.	Evolution Petroleum Corp.	Fission Uranium Corp.
Gold Resource Corporation	Largo Inc.	NexGen Energy Ltd.
NioCorp Developments Ltd.	Nouveau Monde Graphite Inc.	Orla Mining Ltd.
Seabridge Gold Inc.	Silvercorp Metals Inc.	Uranium Energy Corp.

The compensation review conducted by RG&A compared our executive compensation practices to those of the peer companies. As needed, RG&A extended its review to other available data if the peer comparators had insufficient depth of data for a particular executive’s position and compensation. As noted, and previously disclosed, RG&A recommended a phased-in approach to adjust the short- and long-term incentive programs. After consideration, the Compensation Committee approved and recommended to the Board an adjustment of the short-term incentive plan targets for our executives, increasing the “at-risk” portion of each executive’s compensation under the program in two steps over two years (2022 and 2023). The target short-term bonus for the Chief Executive Officer is now 80% of his base salary; the target short-term bonus for the Chief Financial Officer, Chief Operating Officer and Corporate Secretary is now 60% of each executive’s base salary (as discussed in “Short-Term Incentive Plan,” above).

No additional modifications were made to our named executives’ compensation in 2024, except for cost-of-living (COLA) adjustments in mid-2024, when all staff wages and salaries were adjusted under our policies and practices. When the Company implemented additional increases to all non-executive staff wages and salaries in late 2024, the executive team was not included in the salary adjustment.

No update was provided in 2024 by an independent compensation consultant.

2024 Performance Highlights

In its review of corporate performance for 2024, our Board made the assessment that while the Company’s overall performance was satisfactory, in several respects the objective criteria by which Lost Creek ramp-up production operations must be judged were not entirely met. Throughout the year, our management and staff continued to overcome operational, equipment, personnel and contractor challenges, but our production results were not as we planned, with 249,209 pounds U3O8 drummed during the year. As an operating uranium recovery company, our production is, of course, a key metric of our Company’s performance. Notably, in other respects, Company performance met or exceeded objectives. However, because Lost Creek operations are routinely more heavily weighted than others of our performance categories (Total Company, Shirley Basin, and Corporate Services), the challenges in production operations negatively affected the overall performance of the Company.

We are pleased to share highlights of our 2024 corporate performance and comment on how our accomplishments continue to facilitate the return to full-production operations at Lost Creek while laying a strong foundation for operations at Shirley Basin beginning in early 2026.

Overview

Lost Creek operations in 2024 continued to allow us to produce U3O8 to be sold for use in clean, reliable nuclear energy. We delivered 270,000 pounds of Lost Creek produced inventory to our customers during the year and fulfilled our commitments to deliver an additional 300,000 pounds U3O8 through non-produced inventory. The costs associated with purchasing and borrowing the inventory to deliver into certain of our commitments resulted in a loss on those sales made into a contract which was executed in 2022 when the long-term uranium price was between $43 and $52 per pounds U3O8.

In 2024, we sold 570,000 pounds U3O8 at an average sales price of $58.15/lb, for related revenues of $33.1 million, which compares with sales of 280,000 pounds U3O8 at an average price of $61.89/lb. for revenues of $17.3 million in 2023.

By purchasing and borrowing inventory in 2024 Q4, we took appropriate proactive measures to meet our 2024 delivery requirements and to establish a sufficient base inventory position for 2025. Then, in early 2025, we reached an agreement to defer delivery of 300,000 pounds U3O8 scheduled for sale in 2025; that delivery will now be made in 2026 H1. As a result of this agreement, we plan to deliver 440,000 pounds U3O8 in 2025 for approximately $27.1 million in sales proceeds. Production in excess of our contractual obligations will be placed into inventory, but we may also have the option of selling excess inventory into the market if conditions warrant.

As we continue to advance Lost Creek to steady-state operations, we believe these steps to increase our inventory position and manage our delivery commitments will best position us to timely meet our 2025 sales commitments, satisfy our physical uranium loan obligations, and position us to substantially increase our production capacity in 2026 and beyond with the addition of Shirley Basin, which we anticipate to come online by early 2026.

Lost Creek Commercial Production Operations – Ramp Up Continues

Lost Creek operations captured approximately 265,746 pounds U3O8 in 2024 and drummed 249,209 pounds U3O8 during the year. Pounds captured increased from 103,487 pounds in 2023 to 265,746 pounds in 2024.

As we have seen among most operators recently restarting uranium production facilities, commissioning new production areas and recommissioning plant operations, not unexpectedly, come with unique start-up issues. The recovery of U3O8 in MU2 and the restart of plant operations at Lost Creek have been no exception. As we have disclosed, we encountered equipment issues that temporarily stalled plant throughput during the recommissioning of the plant. The equipment issues mostly have been addressed.

Wellfield delineation and development continued in MU2, in what is referred to as Phase 2 within MU1 and, most recently, in MU5. We brought six header houses online in 2024. All remaining planned production areas of MU2 are expected to come online during 2025 including HHs 2-12 and 2-13 coming online in 2025 Q1 and HHs 2-14 and 2-15 expected to begin operation in 2025 Q2. During the latter half of 2025, we anticipate bringing several header houses online in MU1 Phase 2 as we advance toward full plant capacity production. The first of those header houses (1-14 and 1-15) are awaiting delivery to Lost Creek, and 1-16 is being assembled in our Casper construction facility.

Throughout 2024, we continued to recruit and train construction and operations staff and management for Lost Creek, as well as engineering, geology and chemistry laboratory professionals. We have approximately 80 full-time regular employees onsite at Lost Creek and a growing number of core staff with greater tenure and training. We continue to hire for Lost Creek to accommodate requested transfers to Shirley Basin as we begin to build our core staff there. We believe that sharing trained staff with Shirley Basin will best facilitate our development efforts there during 2025.

Part of our corporate-wide strategic planning objective was to overcome initial challenges in securing drilling contractors. We achieved this objective by adding eight rigs to the 13 rigs onsite at the beginning of 2024. We currently have sufficient drill rigs onsite at Lost Creek to advance our development requirements, planned 2025 exploration program, and to facilitate initial deployment of rigs to Shirley Basin.

Construction and Development of Shirley Basin – Advancing to Production Operations in 2026

In March 2024, based upon our growing contract book, our Board made the decision to proceed with construction and development of our second ISR uranium facility, Shirley Basin. We had begun ordering long-lead time equipment and contracting for detailed design engineering prior to the “go” decision. In early spring 2024, we began development and construction at Shirley Basin in earnest. Roads were constructed; a septic system was installed; communications systems were installed; the power supply to the satellite plant area was completed and the line energized; and an existing electrical substation is being refurbished to be available for commencement of operations.

Wellfield construction and development began with the installation of the 125 monitor wells for the first mine unit at Shirley Basin, hydrologic testing which yielded excellent results, and a subsequent production and injection test program. Results received to date from the production and injection test indicate that flow rates are consistent with the high historic flow rates at Shirley Basin. Construction of wellfield infrastructure (e.g., pipelines, powerlines and field access roads) begins in 2025 Q2. Fabrication of header houses in our Casper construction shop will commence mid-year.

With adept management of change, initial plans to construct new offices and shops were revised in favor of installing modular offices and utilizing existing buildings for shops, resulting in significant cost savings as compared with new construction. Renovations of existing site buildings which will be used for construction, maintenance and drill casing facilities are substantially complete. The modular main office building for the site is being constructed and is expected to be completed in 2025 Q3. Additional modular office and facility buildings have been purchased and are on site at Shirley Basin. We were able, in 2024, to advance with onsite development even further than initially planned, resulting in successful completion of that portion of our 2024 Shirley Basin development objectives.

Hiring for Shirley Basin began in early 2025 with several key management positions already filled and training of several construction staff new hires in progress. We expect to benefit through lateral moves of staff from Lost Creek as well as continuing to train Shirley Basin staff with their counterparts at Lost Creek. Our phased hiring program is anticipated to allow for more thorough safety and task training of staff prior to commencement of operations.

Earthwork at the plant site is in progress with compaction expected to begin in April to allow concrete work to begin in May. In 2025 Q2, we are returning to wellfield development work and additional roadwork. We have two drill rigs starting development work at Shirley Basin in April and will be adding four more in the coming two months.  We have also received all the heavy field equipment necessary to support drilling and construction operations for 2025 and beyond. Well development and construction materials required for the 2025 drill program are in various stages of order and delivery allowing for well installation, pipeline and powerline construction, and necessary well development and sampling to occur on schedule.

We look forward to the commencement of operations at Shirley Basin, as it will diversify our production sources and further support our efforts to remain a leading U.S. uranium producer.

Securing Additional Terms Sales Agreements and Anticipating and Meeting Financial Needs

As a part of our strategic planning, we continued throughout 2024 to pursue additional sales agreements with global nuclear fuel buyers, adding four sales agreements to bring our contract book to a total of seven agreements which call for base-quantity deliveries of 440,000 – 1,300,000 pounds U3O8 in 2025 -2030. Several of our sales contracts include market-related pricing that is subject to an escalated floor and ceiling blended with base-escalated pricing features, while other of our agreements have more traditional base-escalated sales prices. Our contractual obligations for sales now total 5.9 million pounds U3O8 between 2025 – 2030, while leaving a significant portion of our production capacity in coming years uncommitted. Considering the decline of spot price during 2024 and early 2025, we view our successes on this part of our strategic planning objective to be fully successful in providing for future revenues.

In addition to our 2024 sales revenues, we raised significant funding in anticipation of our development and build out at Shirley Basin which began in 2024 and is anticipated will be completed in 2025. In addition to successful use of our At Market facility in H1 2024, we successfully closed an underwritten public offering in late July 2024 from which gross proceeds to the Company were approximately $69.0 million. After fees and expenses of $3.8 million, net proceeds to the Company were approximately $65.2 million. With the softening of the uranium spot market depressing the uranium equities in the months since, we are pleased we chose to fund our treasury at that time to provide the Company with necessary working capital for both Lost Creek and the Shirley Basin buildout.

Regulatory and Safety Matters

Our report on regulatory matters is highlighted by the addition of Ryan Schierman to our executive management team. Mr. Schierman is highly respected as a former regulator and well known in our industry as a true professional with great expertise in regulatory compliance and environmental health and safety (EHS) matters. As the Wyoming Uranium Recovery Program Manager (2015-2020), Mr. Schierman was critical in assisting Wyoming to become the 38th US Nuclear Regulatory Commission Agreement State. He has also gained experience in regulatory relations and compliance, licensing, and EHS earlier in his career in the uranium recovery industry. Mr. Schierman now leads our well-established EHS department as we move ahead with Shirley Basin, and we look forward to additional growth throughout the Company.

Following receipt several years ago of all major regulatory authorizations for the construction and operation of Shirley Basin, and the license amendment for the expansion of Lost Creek with the addition of LC East and the KM horizon, our regulatory focus has remained on the final approvals for the Lost Creek expansion with the Wyoming permit to mine and related aquifer exemption. We expect to obtain all required approvals on a timely basis for our current production plans.

During the past year, inspections by our primary regulators overseeing our permits and licenses at Lost Creek and Shirley Basin found no violations or inspection findings. Maintaining regulatory compliance is perennially one of our core objectives and, with timely reporting and the absence of violations, we again were fully successful.

Our radiologic safety record in 2024 was excellent, with employee doses in line with industry norms which are well below regulatory limits. We are disappointed in our overall occupational safety record in 2024; however, we are optimistic about the renewed and growing safety culture that our EHS staff have built onsite at Lost Creek and across our Company. We had 11 lost-time accidents (LTA(s)) at Lost Creek, most of which resulted from relatively minor injuries, although two separate LTAs included a broken ankle and broken fingers. There were no lost-time accidents elsewhere in the Company including at Shirley Basin during our 2024 drill program and early construction activities and at the Casper construction shop. Overall safety performance began to improve significantly at the conclusion of 2024, with that improvement continuing in 2025.

Emphasizing our safety culture, our EHS staff grew our safety programs with additional features, training, incentives and reporting. Our EHS staff and management recognize the importance of adequate training, including refresher training, to maintain safe operations. Thorough initial site and radiation safety training is complemented by additional ongoing site training and specialized training by third-party contractors. The array of training, including specialized task training, is expected to result in safe personal work habits and greater awareness of operational safety needs across our teams.

With significant numbers of new employees and drilling and other contractors who are new to Lost Creek and, increasingly, similar circumstances at Shirley Basin, we seek to emphasize a robust safety culture at our mine sites and throughout the Company. We strive to operate in an environmentally sound fashion utilizing ISR methods and will continue to remain stewards of the environment with our oversight of production at Lost Creek and construction and operations at Shirley Basin.

Casper Operations Headquarters – Centralized Construction and Laboratory

Commissioned in 2023, our Casper, Wyoming construction warehouse and chemistry laboratory are now demonstrating the benefits of our plan for centralized facilities. We continue to believe that the shared services facilities will provide numerous safety, environmental and financial advantages to our Lost Creek operation, including a reduction of commuting vehicles and related emissions. Our construction shop allows us to build and automate header houses in Casper before delivery and final installation and related construction at our mine sites. The facility now allows us to conduct these functions for Shirley Basin as we initiate wellfield development activities and require the Casper laboratory’s services in coming months. Fewer miles traveled by this part of our construction and lab staff and fewer vehicles on the road equates to a significantly lower risk of accident or injury, a smaller carbon footprint, and considerably lower vehicle and labor costs.

Conclusions About 2024 Results to Performance

As discussed above, many of our objectives were successfully met or with results which exceeded individual targets. We recognize, however, that our production operations at Lost Creek were below projections. Lost Creek operational challenges have been and continue to be overcome, and we believe we now are headed toward steady state production in 2025. We secured additional sales agreements, including some with market-based sales pricing, which continue to insulate the Company from the volatility of the uranium market well into the future, with delivery commitments into the next decade.

In 2024 we made strong advances on the ground at Shirley Basin in development and construction, drilling and procurement activities, setting the stage for the 2025 buildout of our Shirley Basin satellite plant and mine unit one wellfield operations. We were able to bolster our already strong treasury in anticipation of the 2025 buildout of Shirley Basin and to supplement working capital for continued ramp-up of Lost Creek.

After considering these conclusions and the accomplishments detailed above, the Board assessed corporate performance at a comprehensive score of 2.4 on our 4-point scale.

Looking to the Future

As we continue toward full production levels and steady state operations at Lost Creek and the buildout of Shirley Basin, we are optimistic about the state of our Company and operations. Following years of market decline and depression, we have made significant strides in rebuilding our core staff and advancing their training for operational efficiencies and safety. We have made strong hires in professional and management staff and continue to recruit to reinvigorate our professional ranks to support both mine sites and our plans for future organic growth of Ur-Energy. We look forward to a year of safe and compliant operations as we continue to be a leader in U.S. uranium production.

2025 Compensation Program

We anticipate that the overall structure of the Company’s program will remain largely the same in 2025 for employees and executive officers as we continue to reach steady-state production operations at Lost Creek and complete our construction and buildout leading to operations at Shirley Basin.

Additional Compensation Practices

Share Ownership Guidelines

All our executive officers and directors are encouraged to have a significant long-term financial interest in our Company. To encourage alignment of the interests of the executive officers and directors with those of our shareholders, our Board mandated that each executive officer of Ur-Energy is required to invest on a pre-determined schedule an amount equal to the executive officer’s annual base salary in shares or securities redeemable into shares. The Board approved additional guidelines (the “Guidelines”) related to the mandate, such that the requirement of share ownership be met on or before the later of (i) December 31 of the fifth year after an executive officer becomes subject to the Guidelines, or (ii) December 31 of the third year from the effective date of the change in the executive officer’s annual base salary. The investment amount is calculated using the amount of the annual base salary of the executive officer at the later of (i) the date the executive officer became subject to the Guidelines, or (ii) the date of the most recent increase to annual base salary. Compliance is evaluated annually, at December 31. At December 31, 2024, all executive officers meet the Guidelines or are on-track to meet the Guidelines within the prescribed timeframes. See also discussion under “Share Ownership Guidelines for Directors,” below.

Insider Trading Policy

The Company has adopted an insider trading policy, which is available on the Company’s website and filed as Exhibit 19.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Company’s insider trading policies specifically prohibit all directors and employees from engaging in short sales, publicly traded options, puts and calls, forward sale contracts, and other swap, hedging and derivative transactions relating to securities of the Company. The policies also specifically prohibit the Company’s executive officers and directors from holding securities of the Company in margin accounts or pledging securities of the Company as collateral for loans as further described below.

Anti-Hedging Policy; Anti-Pledging Policy

The Company has imposed certain restrictions on trading, including the prohibition of hedging or pledging the Company’s securities, to avoid creating the appearance of impropriety, even if such trades were to occur while the individual is not in possession of material non-public information.

We have a formal anti-hedging policy, as amended in 2022, which prohibits our executive officers, directors and employees from engaging in hedging or similar monetization transactions with respect to the Company’s securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments, or through the establishment of a short position in the Company’s securities.

Our Board has also formally adopted an anti-pledging policy, prohibiting our executive officers and directors from holding Company Common Shares in a margin account or pledging Company securities as collateral for a loan. There are no insiders who have pledged Common Shares of the Company.

Clawback Policy

The Company has maintained a ‘clawback’ policy since 2014. In 2022, to implement requirements of the Dodd Frank Act, the SEC issued its final clawback rule as Rule 10D-1 and, in 2023, NYSE American adopted its related listing rules, pursuant to Rule 10D-1, which were made final in 2023 Q4.

Following the adoption of Rule 10D-1 and promulgation of the related listing rules, the Company adopted a new clawback policy, effective October 26, 2023, to ensure compliance. The policy provides the Compensation Committee of the Board with the ability to recover “Incentive Compensation” (as defined in the policy) in the event of a restatement of the financial statements of the Company due to a material non-compliance with any financial reporting requirement under the securities laws (a “Triggering Event”). Upon the occurrence of a Triggering Event, the Company may seek recovery of Incentive Compensation received by any covered employee during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement, that would not otherwise have been paid to a covered employee if the correct performance data had been used to determine the amount payable.

We filed our Clawback Policy as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (filed March 6, 2024).

Policies and Practices Related to the Timing of Certain Equity Award Grants

We have established processes to ensure that the timing of any stock option grants to executives is not influenced by material nonpublic information (MNPI) and that grant decisions are generally made based on a predetermined schedule as a part of our compensation program, described above. This seeks to avoid any upcoming announcements or events that could impact our stock price and, as we have done historically, we may defer a routine or special grant if we are in possession of MNPI (see also note in “Equity Incentive Plans” relating to our 2022 grant of equity awards). Except for the foregoing, the Company does not have a formal policy on the timing of awards of stock options, or similar instruments with option-like features. The Compensation Committee carefully reviews with management any potential MNPI before granting options and generally does not time the grant of stock options in relation to the Company’s public disclosure of MNPI. The Company has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Tax and Accounting Considerations

The Compensation Committee considers tax and accounting rules and regulations when structuring our executive compensation program. Our plans and programs are designed to comply with or be exempt from the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “IRS Code”), which regulates deferred compensation and provides for potentially early taxation and a 20% additional tax on non-compliant arrangements. Equity awards are accounted for under FASB ASC Topic 718, which requires the recognition of expense for the fair value of such awards, and the Compensation Committee considers the accounting expense of such awards when authorizing grants under both equity compensation plans.

Compensation Consultant Fees

The Compensation Committee did not utilize third-party consulting services in 2024.

EXECUTIVE COMPENSATION

Say on Pay Advisory Vote

In 2024, our shareholders approved our compensation program for our Named Executive Officers by a vote in favor of approximately 96%. The Compensation Committee believes the results of our advisory votes on “say on pay” confirm that the majority of our shareholders remain quite satisfied with our executive compensation policies and decisions, and that our executive compensation program effectively aligns the interests of our Named Executive Officers with the interests of our shareholders. Additionally, Mr. Cash consults with various stakeholders from time to time to discuss our compensation practices including executive total compensation.

Based upon the advisory vote by our shareholders in 2020, concerning “say when on pay,” our Board adopted an annual advisory vote (non-binding) for “say on pay.” Although our compensation program has changed little in recent years, we believe that an annual update for our shareholders is appropriate. Our next “say when on pay” vote will be in 2026.

Summary Compensation Table

The following table sets forth the summary information concerning compensation earned during the financial years ended December 31, 2024, and 2023 by our Named Executive Officers serving during the year ended December 31, 2024.

							Change in
							pension value
							and
						Non-equity	nonqualified
				Stock	Option	incentive plan	deferred	All other
		Salary	Bonus(2)	awards(3)(4)(5)	awards(3)(4)(5)	compensation	compensation	compensation(6)	Total
Name and principal position(1)	Year	($)	($)	($)	($)	($)	($)	($)	($)
John W. Cash	2024	479,560	287,554	76,067	158,620	Nil	Nil	8,764	1,010,565
President and CEO	2023	438,989	455,372	71,214	160,041	Nil	Nil	8,229	1,133,845

Steven M. Hatten	2024	380,318	189,995	45,234	94,325	Nil	Nil	5,122	714,994
Chief Operating Officer	2023	348,057	253,031	42,347	95,169	Nil	Nil	8,331	746,935

Roger L. Smith	2024	375,392	210,965	44,647	93,098	Nil	Nil	14,998	739,100
Chief Financial Officer	2023	343,544	249,741	41,796	93,932	Nil	Nil	12,057	741,070

(1)	Each of the NEOs (Messrs. Cash, Hatten and Smith), has an employment agreement with the Company, as have been amended from time to time. See discussion under “Employment Agreements with Named Executive Officers,” above and “Potential Payments Upon Termination or Change of Control – Employment Agreements with our Named Executive Officers,” below.
(2)	Annual incentive plan awards are shown in the year earned, although they are typically determined in the first calendar quarter based upon performance to objectives for the preceding year.
(3)	Grants of share-based and option-based awards in conjunction with the LTIP are shown in the year earned and are typically granted in that same year.
(4)	Canadian dollar figures have been converted to U.S. dollar figures at the average exchange rate for 2024 of C$1.00 = US$ 0.7300364; and 2023 of C$1.00 = US$0.7409227 as quoted by Bank of Canada on its website www.bankofcanada.com.
(5)	For additional information regarding the fair value of stock options and RSUs, as at December 31, 2024 (using the Company’s TSX closing stock price of C$1.64 (~US$1.15) on the last trading day of 2024), see Annual Report on Form 10-K, note 17 to Financial Statements, which has been filed with the SEC at https://www.sec.gov/edgar.shtml and with Canadian securities regulators, and is available at https://sedarplus.ca.
(6)	Reflects the Company’s matching contribution toward the executive’s 401(k) retirement account. Other aspects of compensation or perquisites are of a non-material value, and/or are provided to executive officers in the same fashion as all employees of the Company (e.g., healthcare, disability, and other insurances).

EQUITY INCENTIVE PLANS

The following table sets forth certain summary information concerning our equity compensation plans as at December 31, 2024. Directors, officers, employees, and consultants are eligible to participate in the Option Plan. Directors and employees, including executive officers, are eligible to participate in the RSU&EI Plan.

Number of Common Shares
Remaining for Future Issuance
	Number of Common Shares	Weighted Average Exercise	(Excluding Common Shares to
	to be Issued Upon Exercise of	Price of Outstanding Options,	be Issued Upon Exercise of
	Outstanding Options,	Warrants and Rights(2)	Outstanding Options,
	Warrants and Rights	(US$)	Warrants and Rights)
Equity compensation plans approved by securityholders(1)	9,664,137	$1.00	4,215,172
Equity compensation plans not approved by security-holders	—	—	—

(1)	Our shareholders have approved both the Option Plan and the RSU&EI Plan, and are asked to do so on a routine, every three-year basis.
(2)	The exercise price represents the weighted exercise price of the 8,594,492 outstanding stock options at December 31, 2024.

Stock Option Plan and Amended and Restated Restricted Share Unit and Equity Incentive Plan

We adopted the Ur-Energy Inc. Amended and Restated Stock Option Plan in 2005 in order to advance our interests by providing directors, officers, employees and consultants with a financial incentive tied to the Company’s long-term financial performance and continued service to or employment with us. Subsequently, we adopted the Ur-Energy Inc. Restricted Share Unit Plan, as thereafter amended, as part of our overall stock-based compensation plan. Now styled as the RSU&EI Plan, that plan allows participants to earn Common Shares over time, rather than options that give participants the right to purchase shares at a set price.

A total of up to 10% of Ur-Energy’s issued and outstanding Common Shares may be reserved for issuance pursuant to the Plans, in the aggregate. At April 9, 2025, we have listed and reserved 13,183,488 Common Shares of the 36,481,926 total Common Shares that may be reserved under the Plans, in the aggregate. We have 11,047,819 Common Shares reserved under the Option Plan, and 2,135,669 Common Shares reserved under the RSU&EI Plan. Therefore, up to an additional 23,298,438 Common Shares are available to be reserved under the Plans.

Of the shares currently reserved, 8,129,685 options for Common Shares have been granted and are outstanding, as of April 9, 2025, or approximately 2.2% of our issued and outstanding Common Shares. There are 762,578 RSUs that have been granted and are outstanding as of April 9, 2025, or approximately 0.2% of our issued and outstanding Common Shares. Historically, we have allocated approximately 80% of those shares reserved to the Option Plan and 20% to the RSU&EI Plan, and award grants using a ratio of 4:1 Options to RSUs. The number of shares reserved is subject to adjustment if the Common Shares are subdivided, consolidated, converted or reclassified or the number of Common Shares varies as a result of a stock dividend or an increase or a reduction in our share capital. Dividends or dividend equivalents on unvested awards of all types are generally subject to the same vesting conditions as the underlying awards to which they relate.

The run rate (or “burn rate”) on the equity plans for the past three years is as follows:

Actual run rate:

Equity Compensation Plans	2024	2023(1)	2022(1)
Stock Option Plan	0.8%	1.0%	0.1%
RSU&EI Plan	0.2%	0.3%	0.0%

Adjusted run rate:

Equity Compensation Plans	2024	2023(1)	2022(1)
Stock Option Plan	0.8%	0.5%	0.7%
RSU&EI Plan (RSU Plan)	0.2%	0.1%	0.2%
(1)	The annual grant of Options and RSUs for 2022 was deferred until January 2023 due to the timing of the disclosure regarding the Company’s decision to ramp up production operations at Lost Creek. On January 4, 2023, 1,371,432 Options and 342,852 RSUs were granted. Had the grant occurred in 2022, the run rates for the Option Plan and RSU&EI Plan would have been as shown in the foregoing, Adjusted run rate table.

At April 9, 2025, the closing price of our Common Shares on the NYSE American was $0.61 and on the TSX was C$0.87.

Option Plan

Under the Option Plan, options may be granted to our directors, executive officers, eligible employees and consultants. At April 9, 2025, there are 37 employees and six non-executive Directors who are eligible to participate in the Option Plan. The Option Plan was most recently approved by shareholders on June 3, 2023.

The maximum number of Common Shares that may be reserved for issuance to any one person under the Option Plan is five percent of the number of Common Shares outstanding at the time of reservation. The options are personal and non-assignable. Option holders do not have any shareholder rights (and, specifically, shall not be entitled to dividends) with respect to options unless and until the options are exercised and Common Shares are issued in the name of the option holder. The exercise price for Common Shares subject to an option is determined by the Board of Directors at the time of grant and may not be less than the market price of the Common Shares at the time the option is granted. Market price at any date in respect of the Common Shares means the closing price of the Common Shares on the TSX (or, if the Common Shares are not then listed and posted for trading on the TSX, then on the recognized stock exchange on which such Common Shares are listed or posted or, if such Common Shares are not so listed on any recognized stock exchange, then on the over-the-counter market on which they are traded or posted as selected for such purpose by the Compensation Committee or in accordance with Section 5.5 of the Option Plan) on the immediately preceding trading day.

Options vest over a three-year period: one-third on the first anniversary, one-third on the second anniversary and one-third on the third anniversary of the grant; dividends, for all awards, shall not be payable on unvested options; the term of all options is five years. Option expiration dates are not extended during blackouts. Additionally, in no event shall more than five percent of the shares available for issuance under the Option Plan have a stated vesting/exercisability schedule of less than one year from the date of grant. The aggregate number of Common Shares issued to insiders within any 12-month period, or issuable to insiders at any time, under the Stock Option Plan and any other security-based compensation arrangement of the Company, may not exceed 10% of the total number of issued and outstanding Common Shares during such time.

Options granted under the Option Plan are subject to early termination under certain circumstances, including (i) one year after the death of the option holder, (ii) three months after the option holder’s resignation or dismissal without cause as an employee or consultant, or (iii) immediately upon the option holder’s dismissal for cause as an employee. In each case, only options vested at the time of the event which gave rise to such early termination may be exercised by the option holder during such period. The Option Plan also provides that upon a change of control all options under the Option Plan vest immediately and are immediately exercisable.

The Option Plan and the terms of any outstanding option may be amended at any time by the Board subject to any required regulatory or shareholder approvals, provided that where such an amendment would prejudice the rights of an option holder under any outstanding option, the consent of the option holder is required to be obtained. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual. Amendments that do not require shareholder approval are “housekeeping” amendments such as amendments to the Option Plan to comply with regulatory requirements, amendments related to the administration of the Option Plan and to change the eligibility requirements under the Option Plan and terms and conditions on which the options may be granted. The Option Plan may be suspended, terminated or discontinued in the sole discretion of our Board of Directors.

Stock options are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon exercise of the award, however, in the case of Incentive Stock Options, the options may be taxable at long-term capital gains tax rates when the issued Common Shares are sold so long as certain conditions are met. If the participant is an employee, the compensation income may be subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by the IRS Code. Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Circular and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Amended and Restated Restricted Share Unit and Equity Incentive Plan (RSU&EI Plan)

The RSU&EI Plan was adopted (then, as the RSU Plan) by the Board on May 7, 2010, and, as amended and renamed as the RSU&EI Plan, was approved in its entirety most recently by our shareholders on June 2, 2022.

The RSU&EI Plan is also described in Proposal No. 4, above, and the full text of the plan is attached as Schedule A of this Circular. As discussed above under “Particulars of Matters to Be Acted Upon,” the TSX rules provide that all eligible insiders, in order to participate in the RSU&EI Plan, may not vote on the renewal of the RSU&EI Plan resolution as set forth in Proposal No. 4. Accordingly, the resolution must be passed by a majority of votes, excluding 3,327,616 Common Shares held by certain insiders of the Company and their affiliates. Also as set forth above in Proposal No. 4, there is no request of an increase in the percentage number of shares available for issuance under the RSU&EI Plan.

Under the RSU&EI Plan, awards of Restricted Share Units (RSUs), performance share units (PSUs) and direct share issuances of Common Shares (DSIs), may be granted to directors and employees, including executive officers, of the Company as possible eligible participants. As of April 9, 2025, there are 37 employees and six non-executive Directors who are eligible to participate in the RSU&EI Plan. Our Board has appointed the Compensation Committee to determine which persons are entitled to participate in the plan and the number of awards to be awarded to each participant. The plan does not limit the participation of any specific eligible participant including insiders except to the total of 10% of our issued and outstanding Common Shares which may be reserved for issuance pursuant to the Plans, in the aggregate.

Restricted Share Units

RSUs awarded to participants are credited to a notional account that is established on their behalf and maintained in accordance with the plan. Each RSU awarded conditionally entitles the participant to the delivery of one Common Share (or cash in lieu of such share at the Compensation Committee’s discretion) upon attainment of the RSU vesting period. Grants of RSUs vest 100% on the two-year anniversary of the date of the grant. Upon payment by the Company of a dividend, each outstanding RSU is credited with a dividend equivalent equal to the dividend paid per share, which dividend equivalent is then converted into additional RSUs that are subject to the same vesting schedule as the RSUs to which they relate. The plan permits the Company to either redeem RSUs for cash or issue Common Shares from treasury to satisfy all or any portion of a vested RSU award. If redeemed for cash, RSUs will be redeemed for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the redemption date, or if the shares are not listed on the TSX, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith. The redemption date of any RSU will not be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such RSU relates were performed by the participant.

In the event of a change of control, as defined in the plan, we are required to redeem 100% of the RSUs granted to participants. In the event of an involuntary termination of an employee, other than for cause, or a director who is not re-elected, we are required to redeem the RSUs for cash. Rights respecting RSUs shall not be transferable or assignable other than by will.

Performance Share Units

PSUs are performance-based awards that may entitle the recipient to receive Common Shares (or cash in lieu of shares at the Compensation Committee’s discretion) upon attainment of one or more performance goals over a designated performance period set forth in the PSU grant agreement. Each award of PSUs will contain a target number of PSUs that may be earned, with the actual number earned to be determined pursuant to a formula set forth in the PSU grant agreement based on the extent to which corresponding performance criteria have been attained during the performance period. Upon payment by the Company of a dividend, each outstanding target PSU is credited with a dividend equivalent equal to the amount of the dividend paid per share, which dividend equivalent is then converted into additional PSUs that are subject to the same performance conditions and formula and vest at the same time as the PSUs to which they relate.

Unless settled earlier in accordance with the plan, earned PSUs will be settled on or within 30 days after the end of the performance period. The plan permits the Company to either settle PSUs for cash or issue Common Shares from treasury to satisfy all or any portion of a PSU award. If settled for cash, PSUs will be settled for an amount equal to fair market value which means the closing price of the Common Shares on the TSX on the business day immediately prior to the settlement date, or if the shares are not listed on the TSX, then on such other stock exchange or quotation system as may be selected by the Compensation Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the fair market value will be the value determined by the Compensation Committee in its sole discretion acting in good faith.

In the event of a change of control, as defined in the plan, the performance period of each outstanding PSU shall be deemed to have ended and the Compensation Committee shall determine the number of PSUs earned based upon performance (under a specific award) to the time of change of control, subject to certain specified discretionary determinations of the Committee. Unless otherwise provided in a PSU grant, upon a participant’s termination of employment or service or death prior to the end of a performance period for an award of PSUs, the PSUs shall be forfeited.

Direct Share Issuances

Subject to applicable securities law requirements as well as the rules of the exchanges under which our shares trade, DSIs awarded to participants are awards of Common Shares granted in such amounts and subject to such terms and conditions as the Compensation Committee determines in its sole discretion. It is anticipated that the DSIs will complement our other bonus program awards in instances when such an award of DSIs is made in lieu of a routine (STIP) or extraordinary cash bonus, as a milestone award (outside PSU grant terms), or other circumstances in which this use of our equity compensation plans is deemed appropriate in the discretion of the Compensation Committee. DSIs may be fully vested on the grant date or may be subject to vesting, as determined by the Compensation Committee. DSIs that are subject to a vesting schedule may not be transferred prior to vesting. Dividends on unvested DSIs may be paid in cash or may be reinvested in additional Common Shares, in either case subject to the same vesting schedule as the DSI to which they relate.

Unless otherwise provided in the DSI grant agreement that is subject to vesting, upon a participant’s termination of employment or other service or death, the provisions related to termination and death as set forth under the heading “Restricted Share Units” above shall apply by analogy. Any unvested Common Shares that do not vest as a result of the participant’s termination of employment of other service or death shall be immediately forfeited and returned to the Company without the payment of any consideration.

Administration of the RSU&EI Plan and Tax Consequences

The Board may from time to time amend or suspend the RSU&EI Plan and may at any time terminate the plan. No such amendment, suspension or termination shall adversely affect the rights of any eligible person with respect to outstanding and unredeemed awards under the plan credited to that person without that holder’s consent. Amendments requiring shareholder approval are those amendments set forth in the TSX Company Manual, such as the percentage of the issued and outstanding Common Shares available to be granted under the RSU&EI Plan, an extension of the term for redemption of RSUs or settlement of PSUs held by a participant and amendments to Section 8.1 of the RSU&EI Plan. Amendments that do not require shareholder approval are “housekeeping” amendments such as amendments to the RSU&EI Plan to comply with regulatory requirements, amendments related to the administration of the plan and to change the eligibility requirements under the plan and terms and conditions on which the awards may be granted.

RSUs and PSUs are generally treated as ordinary compensation income as and when Common Shares are issued to the participant upon vesting or settlement of the award and DSIs are treated as ordinary compensation income at the time of grant if fully vested under the plan or, if such grant is subject to vesting under the RSU&EI Plan, at the time of vesting of the Common Shares. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant. Please note that the foregoing description is based upon U.S. federal income tax laws in effect on the date of this Circular and does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Outstanding Equity Awards at December 31, 2024

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the year ended December 31, 2024 by each of the Named Executive Officers.

	Option-based Awards					Share-based Awards
								Equity	Equity
								incentive	incentive plan
								plan awards:	awards:
			Equity incentive			Number	Market	number of	Market or
	Number of	Number of	plan awards:			of shares	value of	unearned	payout value of
	securities	securities	number of			or units	shares or	shares, units	unearned
	underlying	underlying	securities			of stock	units of	or other	shares, units or
	unexercised	unexercised	underlying	Option		that have	stock that	rights that	other rights
	options:	options:	unexercised	exercise	Option	not	have not	have not	that have not
	exercisable	unexercisable	options	price	expiration	vested	vested	vested	vested
Name	(#)	(#)	(#)	(C$)	date	(#)	(US$)	(#)	($)
John W. Cash	189,303	—	—	0.63	11/13/25
	77,751	—	—	1.44	08/27/26
	116,666	58,334	—	2.23	03/14/27
	59,663	119,326	—	1.55	01/04/28
	62,209	124,418	—	2.06	12/07/28
	—	243,897	—	1.77	12/12/29
					01/20/25	44,748	51,002	—	—
					12/07/25	46,658	53,179	—	—
					12/12/26	60,974	69,496	—	—

Steven M. Hatten	198,618	—	—	0.63	11/13/25
	81,576	—	—	1.44	08/27/26
	39,421	78,842	—	1.55	01/04/28
	36,993	73,986	—	2.06	12/07/28
	—	145,035	—	1.77	12/12/29
					01/20/25	29,564	33,696	—	—
					12/07/25	27,745	31,623	—	—
					12/12/26	36,259	41,327	—	—

Roger L. Smith	252,087	—	—	0.63	11/13/25
	103,536	—	—	1.44	08/27/26
	38,910	77,820	—	1.55	01/04/28
	36,512	73,024	—	2.06	12/07/28
	—	143,148	—	1.77	12/12/29
					01/20/25	29,182	33,260	—	—
					12/07/25	27,384	31,211	—	—
					12/12/26	35,788	40,790	—	—

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Employment Agreements with our Named Executive Officers

As discussed above, our Named Executive Officers have employment agreements with the Company, as have been amended from time to time. Relevant to potential payments to be made upon termination without cause or change of control, the agreements provide that an executive officer is entitled to certain amounts, based upon the executive’s then-current base salary. As discussed below, our employment agreements, and the Company’s equity compensation plans, specify the obligations of the Company to the executive officers in the event of termination or change of control, including the provisions of our most-recently appointed executive, Mr. Schierman.

Equity Award Provisions

Upon separation of employment of any of our executive officers, including under circumstances of termination without cause or change of control, the Option Plan and RSU&EI Plan govern the treatment of outstanding equity compensation in the form of vested stock options and RSUs, PSUs or DSIs not yet redeemed. All vested options of Designated Officers

(all of our current executive officers, as defined by the plan and resolution of our Board) will expire on the expiration date identified at the grant of the option, and all unvested options will expire upon termination.

The RSU&EI Plan provides that the RSUs of an employee who is an eligible person who is involuntarily terminated without cause, shall be redeemed for cash at a fair market value on the redemption/termination date. In the event of a change of control, as defined in the plan, all of the RSUs granted and outstanding will be redeemed as soon as reasonably practical and not later than 30 days following the redemption date associated with the change of control. The RSU&EI Plan provides for redemption, instead of cancellation, of outstanding RSUs at the date of redemption for retiring directors and executive officers, which is defined as a threshold of combined service and age of 65 years, and a minimum of five years of service to the Company. At this time, the Board has not made other grants under the plan. Treatment of awards of other share units and Common Shares is governed by the RSU&EI Plan.

Change of Control and Termination Benefits Tables

Each of our executive officers has entered into an employment agreement that provides for certain payments if the executive’s employment is terminated in connection with a change of control. The Compensation Committee established a policy that the Company would not enter into an employment agreement with any new executive officer that includes a single-trigger severance arrangement. Mr. Schierman’s agreement with the Company, effective March 2024, does not include such a single-trigger severance arrangement. Instead, severance will be paid to Mr. Schierman in conjunction with a change of control if he is separated from employment without cause or if he resigns with ‘good reason’ as is defined in the agreement within one year of the change of control. In addition, upon the occurrence of a change of control, all the executive officers’ unvested options and RSUs will vest.

The table below shows the amounts that would be payable or vest assuming that a change of control occurred on December 31, 2024, and that Named Executive Officer’s employment terminated on that date.

			Pension	Perquisites	Tax
	Cash	Equity	/NQDC	/benefits	reimbursement	Other	Total
Name	($)(1)	($)(2)	($)	($)	($)	($)	($)
John W. Cash	1,248,065	328,556	—	—	—	—	1,576,621
Steven M. Hatten	791,648	264,796	—	—	—	—	1,056,444
Roger L. Smith	976,690	303,899	—	—	—	—	1,280,589
(1)	Pursuant to their respective employment agreements, Mr. Cash is entitled to payment of an amount equal to 2.5 years of his then-current salary; Mr. Hatten is entitled to payment of an amount equal to 2.0 years of his then-current; and Mr. Smith is entitled to payment of an amount equal to 2.5 years of his then-current salary.
(2)	These amounts represent equity values of the options and RSUs held by the executive officers as follows: Cash (options: $154,879; RSUs: $173,677; Hatten (options: $158,151; RSUs: $106,645); Smith (options: $198,638; RSUs: $105,261). The equity values are based upon the closing price of our Common Shares on the TSX on the last trading day of 2024 (C$1.64/~US$1.15).

Each executive’s amount of severance is calculated solely based upon then-current salary (i.e., without cash bonus value included) and are reflected in the table below. The following summarizes the compensation or other benefits which would be owed and paid to our named executive officers if employment were terminated for the specified reasons, effective December 31, 2024. We believe that these terms are fair and are competitive with the market and our peer group, based upon industry and geographical practices.

Type of Termination	Severance Payment(1)(2)	STIP Bonus	Stock Options	RSUs(3)

Resignation or Retirement	No severance payment	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at expiry date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)

RSUs are cancelled unless retirement provision is satisfied; RSUs will be carried with the executive until redemption, if the executive has combined service and age of 65 years, and a minimum of five years of service

Termination without cause	CEO and CFO: 2.5 year salary payment, based upon then-current salary Other executive officers: two-year salary payment, based upon then-current salary	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at date on option for current executive officers (as a “Designated Officer” per Section 6.7 of Plan)	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Termination for cause	None	Possible pro rata share entitlement	None	None

Change of control (based on specified terms of agreement) (4)	CEO and CFO: 2.5 year salary payment, based upon then-current salary Other executive officers: two-year salary payment, based upon then-current salary	Pro rata entitlement to discretionary bonus, per agreement	All options become fully vested and exercisable	Outstanding RSUs are redeemed for cash at fair market value, as defined in the Plan

Death	No severance payment	Pro rata entitlement to discretionary bonus, per agreement	Unvested options are cancelled; vested options expire at the earlier of expiry at date on option or one year from the date of death (with discretion of Board to extend as per Section 6.3(b) of Plan)	RSUs are redeemed (Section 3.2 of Plan); date of death is redemption date
(1)	At December 31, 2024, Mr. Cash, our CEO, was entitled to an annual salary of $499,226 (2.5 years base salary is a total of $1,248,065). Mr. Hatten, our COO, was entitled to an annual salary of $395,824 (two-years base salary is $791,648). Mr. Smith, our CFO, was entitled to an annual salary of $390,676 (2.5 years base salary is $976,690);
(2)	Accrued “PTO” is paid to the executive at termination, according to agreement, Company policy and applicable law.
(3)	At this time, only RSUs have been granted to our executive officers under the RSU&EI Plan. The plan sets forth the settlement of PSUs and DSIs for participants in the plan, including executive officers. Future awards of PSUs and

DSIs will be governed by the plan and individual grant agreements. See discussion under “Option Plan and Amended and Restated Restricted Share Unit and Equity Incentive Plan,” above.
(4)	Though not applicable to the above summary at December 31, 2024, as noted above, our Vice President Regulatory Affairs who joined Ur-Energy in March 2024, will also receive a severance payment if, within one year of the change of control he is terminated without cause or he resigns for ‘good reason’ as defined; the severance amount will be equal to two years of his then-current base salary. Others of the above benefits also now apply to Mr. Schierman under his agreement and our equity plans.

COMPENSATION OF DIRECTORS

We conduct routine reviews of the total compensation of our non-executive directors, utilizing data about our peers obtained through public sources and, on a time-to-time basis, we have engaged independent compensation consultants to review the total compensation of our non-executive directors. Most recently, we retained independent compensation consultant, Roger Gurr & Associates (“RG&A”) in 2021 and 2022 to review the total compensation of our non-executive directors. During that review, it was concluded that, in the best interests of retaining current directors and looking ahead to recruitment of non-executive members of our Board, an adjustment should be made. Effective November 1, 2021, the annual retainer for our non-executive directors was increased to $75,000. Currently, no additional fee or retainer is paid for leadership roles held by our non-executive directors. And, on the recommendation of the Compensation Committee in 2022, our Board eliminated all meeting attendance fees.

The multi-phase review by RG&A included further consideration of the updated compensation of non-executive directors based upon the selected 2022 peer group. Through that review, the earlier changes were affirmed. RG&A made further recommendations related to retainers for leadership positions and related to equity compensation, on which no action has been taken.

Total compensation for our non-executive Directors earned for the year ended December 31, 2024, is set forth here:

			Option-	Non-equity
		Share-based	based	incentive plan	Pension	All other
	Fees earned	awards(1)	awards(2)	compensation	value	compensation	Total
Name	$	$	$	$	$	$	$
W. William Boberg (3)	37,500	—	—	—	—	—	37,500
Rob Chang	75,000	28,571	59,574	—	—	—	163,145
Elmer Dyke (4)	56,250	28,571	252,616	—	—	—	337,437
James M. Franklin (3)	37,500	—	—	—	—	—	37,500
Gary C. Huber	75,000	28,571	59,574	—	—	—	163,145
Thomas H. Parker	75,000	28,571	59,574	—	—	—	163,145
John Paul Pressey (4)	56,250	28,571	252,616	—	—	—	337,437
Kathy E. Walker	75,000	28,571	59,574	—	—	—	163,145
(1)	Each of our current non-executive directors received a grant of 22,902 RSUs on December 12, 2024.
(2)	Each of our current directors received options for 91,602 Common Shares on December 12, 2024, at an exercise price of C$1.77. These options expire on December 12, 2029.
(3)	Mr. Boberg and Dr. Franklin each served on the Board until retirement following our Annual General and Special Meeting of Shareholders in June 2024.
(4)	Messrs. Dyke and Pressey were each appointed to our Board in April 2024 and served on the Board for nine months in 2024 and received 200,000 options on May 8, 2024, at an exercise price of C$2.46. These options expire on May 8, 2029.

In addition to other compensation received by our Directors, a long-standing policy of the Company provides that a non-executive director serving on an ad hoc or special committee of the Board, which may be constituted from time to time, is entitled to additional director fees, to be determined in accordance with additional duties and requirements requested of those individuals from time to time. There currently are no such ad hoc or special committees of our Board of Directors.

Share Ownership Guidelines for Non-Executive Directors

Our non-executive directors also are encouraged to have a significant long-term financial interest in the Company. In 2009, the Compensation Committee recommended, and Board of Directors adopted, a resolution requiring mandatory minimum share ownership by the non-executive directors to encourage the alignment of their interests with those of our shareholders. Pursuant to the mandate, our Share Ownership Guidelines adopted in 2012, and certain amendments to the policy, our non-executive directors are required to invest an amount equal to three times the non-executive director’s annual retainer in shares or securities redeemable into shares on or before the later of (i) December 31 of the fifth year of the non-executive director becoming subject to the requirement, or (ii) December 31 of the third year from the effective date of the change in retainer. The retainer amount is to be calculated using the amount of the annual retainer at the later of (i) the date the non-executive director becomes subject to the requirement, or (ii) the date of the most recent annual retainer increase. At December 31, 2024, all non-executive directors met the Share Ownership Guidelines or are on-track to meet the Guidelines within the prescribed timeframes.

Equity Grants to Non-Executive Directors

Our non-executive directors are eligible to receive grants of options and grants under the RSU&EI Plan at the discretion of the Board. The awards, and their respective values, that vested in 2024 are presented in the following table:

Incentive Plan Awards - Value Vested or Earned During the
Financial Year Ended December 31, 2024
					Non-equity
					incentive plan
	Option-based Awards		Share-based Awards		compensation
	Number of		Number of
	Securities		Shares or
	Underlying Options	Value vested	Units of	Value vested	Value earned
	Vested	during the year	Shares Vested	during the year	during the year
Name	(#)	($)	(#)	($)	($)
Rob Chang	81,592	12,786	—	—	—
Elmer Dyke	—	—	—	—	—
Gary C. Huber	81,596	12,786	—	—	—
Thomas H. Parker	81,596	12,786	—	—	—
John Paul Pressey	—	—	—	—	—
Kathy E. Walker	81,596	12,786	—	—	—

The following table sets forth information concerning the value vested or earned in respect of incentive plan awards during the year ended December 31, 2024, by each of our non-executive Directors.

Outstanding Equity Awards of Non-Executive Directors at December 31, 2024

	Option-based Awards				Share-based Awards
						Market or
	Number of					payout value
	securities				Number of shares	of share-
	underlying			Value of	or units of shares	based awards
	unexercised	Option		unexercised in-the-	that have not	that have not
	options	exercise price	Option expiration	money options	vested	vested
Name	(#)	(C$)	date	($)	(#)	($)
Rob Chang	213,914	0.63	11/13/25	150,152
	87,858	1.44	08/27/26	12,212
	30,435	1.55	01/04/28	5,711
	21,875	2.06	12/07/28	—
	—	1.77	12/12/29	—
			01/20/25		22,826	26,016
			12/07/25		16,407	18,700
			12/12/26		22,902	26,103
Elmer Dyke	—	2.46	05/08/29	—
	—	1.77	12/12/29	—
			12/12/26		22,902	26,103
Gary C. Huber	213,914	0.63	11/13/25	150,152
	87,858	1.44	08/27/26	12,212
	30,435	1.55	01/04/28	5,711
	21,875	2.06	12/07/28	—
	—	1.77	12/12/29	—
			01/20/25		22,826	26,016
			12/07/25		16,407	18,700
			12/12/26		22,902	26,103
Thomas H. Parker	213,914	0.63	11/13/25	150,152
	87,858	1.44	08/27/26	12,212
	30,435	1.55	01/04/28	5,711
	21,875	2.06	12/07/28	—
	—	1.77	12/12/29	—
			01/20/25		22,826	26,016
			12/07/25		16,407	18,700
			12/12/26		22,902	26,103
John Paul Pressey	—	2.46	05/08/29	—
	—	1.77	12/12/29	—
			12/12/26		22,902	26,103
Kathy E. Walker	213,914	0.63	11/13/25	150,152
	87,858	1.44	08/27/26	12,212
	30,435	1.55	01/04/28	5,711
	21,875	2.06	12/07/28	—
	—	1.77	12/12/29	—
			01/20/25		22,826	26,016
			12/07/25		16,407	18,700
			12/12/26		22,902	26,103

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our Company. The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or our Compensation Committee view the link between the Company’s performance and our executive pay.

Pay Versus Performance Table

As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last three completed calendar years. The table below presents information on the compensation of our Chief Executive Officer and our other NEOs in comparison to certain performance metrics for 2024, 2023 and 2022. The metrics are not those that our Compensation Committee uses when setting executive compensation. The use of the term “compensation actually paid” (“CAP”) is required by the SEC’s rules. CAP does not reflect the amount of compensation actually paid, earned, or received during the applicable year.

			Average
			Summary	Average	Value of
	Summary		Compensation	compensation	initial fixed
	Compensation	Compensation	Table Total	Actual Paid to	$100
	Table Total	Actually paid	for Non-PEO	Non-PEO	Investment	Net Loss
	for PEO(1)(2)	to PEO(3)	NEOs(4)(5)	NEOs(6)	Based on TSR	(in thousands)
Year	($)	($)	($)	($)	($)	($)
2024	1,010,565	876,272	727,047	652,772	94.26	(53,189)
2023	1,133,845	1,264,503	726,784	814,529	126.23	(30,656)
2022	977,721	929,307	555,000	582,974	94.26	(17,140)
(1)	The principal executive officer (the “PEO”) was John W. Cash in 2024, 2023, and 2022. Jeffrey T. Klenda was our CEO in early 2022 prior to his retirement and Mr. Cash assumed the CEO position at that time.
(2)	Reflects the total compensation reported in the Summary Compensation Table for Mr. Cash in each year.
(3)	Represents the total compensation reported in the Summary Compensation Table adjusted in accordance with Item 402(v) of Regulation S-K. The adjustments are described more fully in the following table.
(4)	The Non-PEO NEOs were Steven M. Hatten and Roger L. Smith in 2024, 2023, and 2022.
(5)	Reflects the average total compensation reported in the Summary Compensation Table for Messrs. Hatten and Smith for each of the years presented.
(6)	Represents the average total compensation reported in the Summary Compensation Table adjusted in accordance with Item 402(v) of Regulation S-K. The adjustments are described more fully in the following table.

Summary Compensation Table Adjustments to Arrive at Compensation Actually Paid

The table below provides the adjustments to the Summary Compensation Table amounts shown in the previous table to arrive at the compensation actually paid to the PEO and the average compensation actually paid to the non-PEO NEOs.

	2024		2023		2022
		Non-PEO		Non-PEO		Non-PEO
	PEO	NEO	PEO	NEO	PEO	NEO
	Totals(1)	Averages(2)	Totals(1)	Averages(2)	Totals(1)	Averages(2)
Description	($)	($)	($)	($)	($)	($)
Summary compensation table Total compensation(3)	1,010,565	727,047	1,133,845	726,784	977,721	555,000
Subtract summary compensation table Stock awards(3)	(76,067)	(44,941)	(71,214)	(40,958)	(53,301)	(34,063)
Subtract summary compensation table Option awards(3)	(158,620)	(93,712)	(160,041)	(92,050)	(286,341)	(78,269)
Add fair value of awards granted during the covered year that are unvested at year end, determined as of covered year end(4)	209,165	123,574	230,146	132,371	265,537	109,667
Add change in fair value of awards granted in prior years that are unvested as of covered year end, determined based on the change in fair value from prior year end to covered year end(5)	(84,774)	(42,311)	89,836	42,021	(4,409)	(5,259)
Add change in fair value of awards granted in prior years that vest in the covered year, determined based on the change in fair value from prior year end to covered year vesting date(6)	(23,997)	(16,885)	41,931	46,361	30,100	35,898
Compensation actually paid	876,272	652,772	1,264,503	814,529	929,307	582,974
(1)	The PEO was John W. Cash in 2024, 2023, and 2022. Jeffrey T. Klenda was our CEO in early 2022 prior to his retirement and Mr. Cash assumed the CEO position at that time
(2)	The Non-PEO NEOs were Steven M. Hatten and Roger L. Smith in 2024, 2023, and 2022.
(3)	Reflects the total compensation, stock awards, and option awards reported in the Summary Compensation Table for the PEO and average compensation, stock awards, and option awards reported in the Summary Compensation Table for the non-PEO NEOs.
(4)	Reflects the fair value of the awards granted during the covered year that were unvested at the covered year end. The fair values were determined as of December 31 of each respective covered year.
(5)	Reflects the change in the fair value of the awards granted prior to the covered year that were unvested as of the covered year end. The change in the fair value of the awards was determined based on the change in the fair value from December 31 of each respective prior year end to December 31 of each respective covered year.
(6)	Reflects the change in the fair value of the awards granted prior to the covered year that vested in the covered year. The change in the fair value of the awards was determined based on the change in the fair value from December 31 of each respective prior year end to the vesting date of the awards in the respective covered year.

Per SEC rules, CAP was calculated by adjusting the Summary Compensation Table total and average compensation in the covered year as described in the above Summary Compensation Table Adjustments to Arrive at Compensation Actually Paid table. Changes in the market price of our Common Shares following the grant date of an award can significantly influence the CAP calculations.

The following table is intended to assist in understanding the CAP changes in the above tables:

	2022	2023	2024
Canadian dollar share price used for CAP and TSR calculations(1)	1.57	2.02	1.64
(1)	The Company’s stock and option awards are priced in Canadian dollars in accordance with the terms of the Amended and Restated Stock Option and RSU&EI Plans. All award adjustments in the Summary Compensation Table Adjustments to Arrive at Compensation Actually Paid table above are initially calculated in Canadian dollars and then converted to U.S. dollars using exchange rates in effect for the respective periods.

The change in the market price of our Common Shares can greatly impact CAP calculations. Our share price increased from Canadian $1.57 in 2022 to Canadian $2.02 in 2023, then decreased to Canadian $1.64 in 2024. These changes significantly influenced the 2023 and 2024 CAP adjustments noted in the preceding Summary Compensation Table Adjustments to Arrive at Compensation Actually Paid.

Relationship between Compensation Actually Paid and Prescribed Performance Measures

The following chart shows the relationship between CAP and the Company’s TSR for the covered periods.

A $100 investment made on December 31, 2021 would have decreased to $94, increased to $126, and decreased to $94 in the years ended December 31, 2022, 2023, and 2024, respectively. This is a direct reflection of our share price performance during the same periods. Share price performance is one of many measures used to evaluate performance and determine executive compensation.

However, our business and industry are heavily dependent upon the market price for uranium, which performed similarly to our share price performance, as shown in the following chart.

The following chart shows the relationship between CAP and the Company’s net loss for the covered periods.

Our net loss increased from $17.1 million in 2022 to $30.7 million in 2023 and $53.2 million in 2024. We were not in commercial production during 2022, having previously reduced production levels in response to depressed uranium prices. In 2023, we initiated production activities at Lost Creek in response to a recovering uranium market and significantly increased development expenditures, which led to increased losses. In 2024, ramp up activities continued at Lost Creek and development activities commenced at Shirley Basin. Because we were not in production in 2022, initiated production in 2023, and continued development activities in 2024, net loss does not necessarily align with how the Company, or our Compensation Committee, views the link between the Company’s performance and executive pay. Therefore, we do not rely on the relationship of net income to executive compensation, nor directly target it as an incentive, in our compensation program.

REPORT OF THE AUDIT COMMITTEE

To the Board of Directors of Ur-Energy Inc.:

Management is responsible for our internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our financial statements in accordance with U.S. generally accepted accounting principles (“US GAAP”) and the standards of the Public Company Accounting Oversight Board (“PCAOB”) and to issue an opinion on our financial statements. Our responsibility is to monitor and oversee those processes. We hereby report to the Board of Directors that, in connection with the financial statements for the year ended December 31, 2024, we have:

●	reviewed and discussed the audited consolidated financial statements with management and the independent accountants;
●	discussed with the independent accountants the matters required to be discussed by AS 1301; and
●	received the written disclosures and the letter from the independent accountants required by PCAOB Rule 3526, as may be modified or supplemented, and discussed with the independent accountants the accountants’ independence.

Based on the discussions and our review described above, we recommended to the Board of Directors that the audited financial statements for the year ended December 31, 2024, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

The Audit Committee of Ur-Energy Inc.

Thomas Parker, Chair

Rob Chang

Gary C. Huber

John Paul Pressey

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Introduction

Our Board of Directors believes that effective corporate governance contributes to improved corporate performance and enhanced shareholder value. The Board has reviewed the corporate governance best practices identified in National Policy 58-201 Corporate Governance Guidelines and National Instrument 58-101 Disclosure of Corporate Governance Practices (collectively, the “CSA Guidelines”). The Board of Directors is committed to ensuring that the Company follows best practices and continues to develop and enhance such practices.

Board Mandate

The responsibility of the Board of Directors is to supervise the management of the business and affairs of the Company in accordance with the best interests of the Company and its shareholders. Our Board establishes overall policies and standards for the Company and is engaged in company-wide risk management oversight. When premised upon a reasonable basis, the Directors are entitled to rely upon management and the advice of the Company’s outside advisors and auditors. The Board also delegates certain responsibilities to its standing committees, based upon the approved charters of each, which are reviewed on a regular basis.

The Board of Directors does not currently have a written mandate or a written description for the Chairman of the Board or the Chief Executive Officer. In discharging its responsibility, the Board routinely reviews the performance and responsibilities of the Chief Executive Office. Further, the Board oversees and reviews the development and implementation of the following significant corporate plans and initiatives:

●	the identification of the principal risks to the Company’s business and the implementation of systems to manage these risks, whether financial, operational, environmental, safety-related, cyber-security or otherwise;
●	the Company’s strategic planning and budgeting process;
●	succession planning and determination of relative strengths of existing management including the needs to ensure sufficient depth of management, including appointing, developing and monitoring senior management of the Company;
●	shareholder communications, as well as public communications policies and the continuous disclosure record of the Company;
●	analysis and approval of significant acquisitions and dispositions of mineral properties or other Company assets; and
●	monitoring the integrity of the Company’s internal controls and management information systems.

When needed, the Board of Directors recruits possible directors from contacts within the mining industry and other strategic areas that will complement the knowledge and depth of the Board. Currently, the Board has determined that seven directors is an appropriate number of directors to oversee and provide guidance to management on the business and affairs of the Company, which will continue following the Meeting, in light of recent refreshment with the appointment of Messrs. Pressey and Dyke. However, the Board continues to evaluate its size in conjunction with the further development of our operations as we complete ramp up at Lost Creek and build out Shirley Basin and related to possible growth or other strategic decisions of the Company.

Orientation and Continuing Education of our Board Members

We feel it is important that new directors who join the Board of Directors are provided with the opportunity to immerse themselves in a robust orientation of the Company, the Board of Directors, and the committees of the Board, including our history, culture, and governance practices. All material relationships and agreements, technical reports, and recent continuous disclosure filings are provided and reviewed. In addition, new directors have the opportunity to attend

Committee meetings by invitation and to meet with management of the Company to have a better understanding of the business of the Company and its operations. A site visit to our operating Lost Creek uranium ISR facility is strongly encouraged before or shortly after a new director has joined the Board. Most recently, Messrs. Pressey and Dyke participated in a full board-practices orientation process in 2024, including visiting Lost Creek and our Casper Operations Headquarters.

Directors are encouraged to participate in continuing education courses in corporate governance, executive and director compensation, technical matters, and other fields that will assist them in their role as directors of the Company or on various committees and enhance stakeholder confidence. Additionally, our management makes use of a variety of other online governance and board-related resources for the benefit of the Board. We were members of National Association of Corporate Directors (“NACD”) in 2024 and are pleased that our Board members and executive management were able to benefit from NACD’s publications, education programs and online resources. Costs of continuing education are borne by the Company.

Throughout the year, Directors were provided with regulatory, legal, technical, and operational updates on topics germane to the responsibilities of the Board and its standing committees. In 2024, these included information on cyber and data security, including increased cybersecurity threats amid war and rising geopolitical tensions around the world. Presentations of key accounting considerations; risk assessment and management; corporate governance and disclosure of corporate governance practices; and executive and director compensation. Reports on Canadian and U.S. securities law, environmental regulation and judicial precedent, and other legal developments, rulemakings and proposed legislation were also provided. Updates on federal and state legislation affecting uranium production and nuclear fuels are routinely provided to our Board.

Additionally, management made presentations to the Board on climate change initiatives and ongoing development of environmental, social, sustainability and governance practices and guidance. Our Board members – who are all knowledgeable about the nuclear industry as well as uranium mining – are provided with comprehensive market and industry updates at each regular Board meeting. Additionally, subscriptions to trade publications are made available to our Directors; again, with costs borne by the Company. These updates and routine access to our management permit all Directors to remain aware of important developments and issues in the context of our business and the uranium market.

Board Composition – Including Diversity, Tenure and Outlook on Set Retirement Age

Upon the recommendation of the Corporate Governance and Nominating Committee, our Board of Directors has nominated the following current directors for election at the Meeting: John W. Cash, Rob Chang, Elmer W. Dyke, Gary C. Huber, Thomas H. Parker, John Paul Pressey, and Kathy E. Walker. All directors are elected annually.

At April 9, 2025, the average age of our seven director nominees to be voted upon at the Meeting is approximately 62 years of age; the average tenure of the directors to be voted on at the Meeting is approximately six years.

The Corporate Governance and Nominating Committee regularly reviews the profile of the Board members, including the average age and tenure. The Committee has not established a retirement age for the members of the Board, nor a limitation of term of service. These restrictions are considered from time to time by the Committee, including most recently in December 2024. Although our Board sees value in refreshment of its composition as we have implemented on a periodic basis, the Board believes that adopting a restriction on tenure or strictly enforced retirements would unnecessarily deprive the Company of contributions from our active Board members.

The Committee prefers that our directors, without regard to age or tenure, are rigorously evaluated on their attendance and contributions to the business of the Board and Company. This scrutiny arises in assessments of the Board constitution as well as the composition of each standing committee of the Board. Board members periodically complete a comprehensive evaluation and, most recently, developed a robust skill sets matrix to best plan for additional educational programs for current Directors and for Board refreshment in coming years.

Our industry and, specifically, our operations are highly technical. Historically, our Board has been well-served by the various members with extensive technical, scientific and mining experience as we developed Lost Creek and brought it into production. We retain a good deal of this knowledge base as we continue to advance operations for renewed commercial production at Lost Creek, and to proceed with construction and development of Shirley Basin. Three of our director nominees, Dr. Huber, and Messrs. Cash and Parker have professional and technical expertise in geology, engineering and mining operations. Mr. Parker has decades of experience in executive management and other positions with operating mining companies and has lent that expertise to his role as a member of several committees of the Board, and as our Lead Director. Dr. Huber contributes his dual expertise in financial matters and geology gained in management roles of both private and public natural resource companies at various stages of development. Mr. Cash has nearly 30 years of technical, operational, regulatory, and management expertise which he lends to the Board’s consideration of all matters.

All our directors have C-suite or other upper-management experience, as is the case with Mr. Pressey’s leadership roles with PricewaterhouseCoopers. Our Board refreshment over the years has broadened the diversity of expertise among our Directors, with additional finance and energy sector experience to assist us with strategic planning. The diverse experience represented on our Board provides enhanced leadership and perspective to many of the business, legislative, governance and community issues the Board must navigate.

Ms. Walker’s additional expertise in the labor and talent fields developed as she has built the eKentucky Advanced Manufacturing Institute and related facilities, is now benefiting our Compensation Committee as she joined the Committee in 2023 and now chairs the Committee as part of our committee refreshment plan. Also, as a part of this committee refreshment, Mr. Chang joined the Treasury and Investment Committee, where his contributions will provide value based upon his experience in financial markets and financial services industry; he now chairs the Committee.

The presence of Ms. Walker reflects approximately 14% female representation among the seven directors nominated for election at the Meeting. We have a 14% representation of visible minorities among the seven directors nominated for election at the Meeting, as defined by the Employment Equity Act (Canada). Our Board’s diversity members, therefore, represent approximately 29% of the directors nominated for election at the Meeting. Our Board does not have members who are Indigenous peoples or are disabled. See also discussion at “Gender Diversity Policy and Diversity Reporting.”

The recent appointments of Messrs. Pressey and Dyke complement the addition of Mr. Cash to our Board in 2022. Mr. Cash’s wide-ranging uranium industry experiences throughout the past 30 years, including operational, regulatory, and management, place him in a unique role on our Board. Mr. Pressey’s financial and audit and assurance expertise will complement Mr. Chang’s finance and financial markets expertise. The Board will also benefit from Mr. Pressey’s experience with acquisitions and capital markets transactions. In a variety of executive roles, Mr. Dyke has led strategic planning and business development, financial performance, and risk management for several international nuclear fuel and high technology businesses.

As described in Proposal No. 1, above, the Corporate Governance and Nominating Committee and our Board have determined that our directors should possess minimum qualifications including high personal and professional ethics; history of personal and professional achievement and leadership; a commitment to the long-term interests of our shareholders demonstrated through service, risk management and share ownership; sufficient time to commit to fulfill duties as a director, including membership on standing committees as requested; active engagement and participation in the meetings of the Board, Board committees on which the member serves and on special projects as may be requested; orientation to building consensus while demonstrating independent thought; financial literacy as would be required for service on our Audit Committee; and broad experience in business, as well as education and technical expertise.

The residency, age, principal occupation and years of service as a member of our Board for each director is set forth below.

Name (Age) and Residency	Position with Company and Principal Occupation Within the Past Five Years	Service as a Director
John W. Cash (52) Wyoming, USA	Chief Executive Officer, Chairman of the Board of Directors Ur-Energy Vice President Regulatory Affairs	March 2022 – present
Rob Chang (47) Ontario, Canada	Director Executive (CEO / CFO)	March 2018 – present
Elmer W. Dyke (61) Florida, USA	Director Nuclear Company Executive	April 2024 – present
Gary C. Huber (73) Colorado, USA	Director Retired Mining Company Executive	May 2015 – present
Thomas Parker (82) Montana, USA	Lead Director Retired Mining Company Executive	July 2007 – present
JP Pressey (51) British Columbia, Canada	Director Presently Retired Partner, Audit Firm	April 2024 – present
Kathy E. Walker (66) Kentucky, USA	Director Director, eKentucky Advanced Manufacturing Institute Coal trader/Business owner	September 2017 – present

Service on Additional Boards

None of our directors currently serves on the board of another publicly traded company.

Board Independence

Messrs. Chang, Dyke, Parker and Pressey, Dr. Huber, and Ms. Walker are independent directors as determined in accordance with Canadian and U.S. securities laws and the rules of the NYSE American. In determining whether a director is independent, the Board of Directors considers the specific circumstances of a director and the nature, as well as materiality, of any relationship between the director and Ur-Energy.

Committee Membership

During 2024, our Directors provided expertise and leadership to our Board committees as set forth below. As discussed elsewhere, our committee and leadership refreshment efforts have continued with the Board appointing Ms. Walker to become the Chair of the Compensation Committee and appointing Mr. Chang to become the Chair of the Treasury and Investment Committee each in early 2024. The Board then made further changes to committee assignments and leadership in June 2024, following the retirement of Mr. Boberg and Dr. Franklin, and following initial orientation to our Board of our newest directors, Messrs. Dyke and Pressey. These changes also resulted in Dr. Huber being appointed the Chair of the HSE & Technical Committee.

2024 Committees/Memberships (June – December)
Independent Board Members	Audit	Compensation	Corporate Governance & Nominating	Treasury and Investment(1)	Health, Safety and Environment & Technical
Thomas H. Parker (Lead Director)	Chair			♦	♦
Rob Chang	♦	♦	♦	Chair
Elmer W. Dyke			♦	♦	♦
Gary C. Huber	♦	♦	Chair		Chair
John Paul Pressey	♦	♦	♦
Kathy E. Walker		Chair	♦	♦

(1)	Roger Smith, CFO of the Company, serves as a non-director member of the Treasury and Investment Committee pursuant to the Committee’s mandated composition.
(2)	William Boberg and James Franklin retired from the Board following the adjournment of our Annual General and Special Meeting of Shareholders in June 2024. Mr. Boberg served on the Corporate Governance and Nominating Committee and the HSE & Technical Committee in 2024 prior to his retirement. Dr. Franklin served on the Compensation Committee, Corporate Governance and Nominating Committee and the HSE & Technical Committee in 2024 prior to his retirement.

Family Relationships

None of our Directors is related to any of our executive officers.

Involvement in Certain Legal Proceedings

Corporate Cease Trade Orders or Bankruptcies

None of the directors or officers of the Company is, or has been within the ten years before the date of this Circular, a director or officer of any other issuer that, while that person was acting in that capacity, was the subject of a cease trade or similar order or an order that denied the issuer access to any statutory exemptions under Canadian or U.S. securities legislation for a period of more than 30 consecutive days or was declared bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver-manager or trustee appointed to hold the assets of that company.

Penalties or Sanctions

None of the directors or officers of the Company has been subject to any penalties or sanctions imposed by a court relating to Canadian or U.S. securities legislation or by a Canadian or U.S. securities regulatory authority or has entered into a settlement agreement with a Canadian or U.S. securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

None of the directors, or officers, of the Company has, during the ten years prior to the date hereof, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or has been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of the director or officer.

Section 16(a) Beneficial Ownership Reporting

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the SEC to file reports of initial ownership and changes in ownership with the SEC. Based upon our review of copies of the Section 16(a) reports filed last year, all Section 16(a) filing reports applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely filed during 2024.

Leadership Structure and Board’s Role in Risk Oversight

In 2014 the Corporate Governance and Nominating Committee determined that establishment of the role of lead independent director of our Board of Directors would enhance the communications within the Board, among its committees, and with management. Our then-Chairman was not an independent member of the Board. The Committee recommended and the Board approved a policy statement for such an independent lead director’s position at any time that the chairman of our Board is not an independent director. In that event, under the adopted policy, the Corporate Governance and Nominating Committee may suggest an independent director to serve as lead independent director (“Lead Director”), who shall be approved by a majority of the independent directors. At that time, Mr. Parker was approved by a majority of the independent directors to serve as the Lead Director of our Board. With the succession of Mr. Cash to the roles of CEO and President in 2022, and the retirement of the Chairman, the Committee again carefully considered the appointment of a non-independent Chair. The independent non-executive directors, meeting separately, and then with Mr. Cash in full session, appointed Mr. Cash to serve as Chairman of the Board in 2022, a position he retains. As a result of the appointment of Mr. Cash as Chairman, the role of Lead Director continues pursuant to the Policy, and Mr. Parker continues to serve in that role.

Pursuant to the policy statement approved by the full Board, the responsibilities of the Lead Director include:

●	When necessary, act as the principal liaison between the independent directors and the Chairman of the Board and Chief Executive Officer;
●	Call and chair, at least annually, a meeting of the independent directors;
●	Preside at meetings of the Board of Directors where the Chairman of the Board is not available or where the Chairman has stated a real or perceived conflict of interest concerning a matter before the Board; and
●	During merger or acquisition discussions or activities, be advised by management at early-stage discussions, and chair any Board appointed special committee composed of independent directors to review and make recommendations regarding the proposed transaction, subject to any conflict of interest which would require the appointment of a different lead independent director being approved by a majority of the independent directors for such specified purpose.

Further, the policy statement provides that the Lead Director shall serve until such time as he or she ceases to be a director, resigns as Lead Director, is replaced as Lead Director by a majority of the independent directors, or is replaced by an independent Chairman of the Board elected by a majority of the independent directors of the Board. The performance of any serving Lead Director is to be reviewed annually as a part of the normal Board evaluation process. Mr. Parker’s performance as Lead Director has been reviewed annually, most recently on December 11, 2024.

Risk Management

The Board oversees the risks involved in our operations as part of its general oversight function, integrating risk management into the Company’s compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee, the Compensation Committee and the HSE & Technical Committee have certain specific responsibilities relating to risk management. Among other things, the Audit Committee addresses risk assessment and risk management, and reviews major risk exposures (whether financial, operating, cyber-security or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, mitigating, managing and reporting such exposures. When recommending to the Board appropriate compensation for executive officers, the Compensation Committee considers the nature, extent and acceptability of risks that the executive officers may be encouraged to take by any incentive compensation. The Compensation Committee also oversees human resources and talent management risks, succession risk and planning. The HSE & Technical Committee continues with its role of overseeing our mineral resources and related operational risks, and with ongoing operations at Lost Creek, oversees health, safety and environmental risks as well as operational information technology risks, including cybersecurity. The Board also satisfies its risk oversight responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from executive officers responsible for oversight of particular risks within the Company. Our Chairman has implemented the practice of starting all management and Board meetings with safety shares to strengthen our overall safety culture. See also disclosure on cybersecurity risk management and governance in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Majority Voting

In accordance with the Canada Business Corporations Act (“CBCA”), for all uncontested shareholder meetings, each director will be elected at a meeting only if the number of votes cast for such nominee represents a majority of the total votes cast with respect to that individual. Votes will not be deemed cast if no authority or discretion is given (for example, a broker non-vote). Under the CBCA majority vote standards, if an incumbent director is not elected by a majority of the votes at the Meeting, the incumbent director will be permitted to continue in office until the earlier of (a) the 90th day after the Meeting, or (b) the day on which his or her successor is appointed, subject to other provisions of the CBCA and other applicable law. The CBCA provisions and related regulations supersede and replace an earlier policy of the Company. The Company will adhere to the legal standards of the CBCA.

Code of Ethics and Other Policies

We have adopted a Code of Ethics (“Code”) which applies to our principal executive officer, principal financial officer, principal accounting officer or controller and others performing similar functions. The Code is available on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/. The Code is designed to reasonably deter wrongdoing and to promote honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of the violations of the Code; and adherence to the Code. We intend to disclose any amendment or waiver (including any implicit waiver) of the Code on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/ within four business days following such amendment or waiver. Since its adoption, there have been no waivers of the Code.

We also have adopted a Code of Business Conduct and Ethics which applies to all employees, officers and directors, which also may be accessed on our website. Both the Code and the Code of Business Conduct and Ethics are reviewed routinely, most recently in December 2024. We maintain a separate Whistleblower Policy statement as a part of our Whistleblower Program. The policy provides a link to the provider’s confidential reporting website and is also found on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/.

Human Rights Policy

In 2022, our Board adopted a Human Rights Policy for the Company to bolster its other policy statements and to formalize our commitment to protect basic human rights as well as to further ensure compliance with existing law. While we are fortunate to work in jurisdictions with strong laws defending fundamental rights such as freedom, equality and dignity, the policy statement sets out our commitment to vigorously defend these principles as we carry out our corporate mission across our operations. The Human Rights Policy is on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/.

Additionally, the Company prepared and disseminated its inaugural report pursuant to the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada)(for the financial year ending December 31, 2023). The report is intended to provide a review of our efforts to reduce the risk of forced labor or child labor being used in our operations or business.

Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities

The Board has also adopted various policies related to trading restrictions, disclosure requirements and confidentiality obligations which have been amended and restated from time to time, most recently in 2022, with the adoption of an anti-pledging policy and amendment (and integration into this multi-part policy statement) of our anti-hedging policy. The Corporate Governance and Nominating Committee oversees the implementation and compliance of these policies, which are set out in the “Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities.” These policies are available on our website at https://www.ur-energy.com/investors/corporate-governance/governance-documents/. All directors, officers and employees of the Company are expected to be familiar with and adhere to the policies.

Gender Diversity Policy and Diversity Reporting

The Board of Directors adopted a Gender Diversity policy in 2014 by which the Company seeks to encourage the identification, recruitment, development and, ultimately, retention of talented women at all levels including on our Board. The Board believes that a board made up of highly qualified directors, from diverse backgrounds, promotes better corporate governance and improves business outcomes.

With her extensive business and energy-markets expertise, we are fortunate to have Kathy Walker on our Board. Her presence reflects approximately 14% female representation of our directors nominated for election at the Meeting. Ms. Walker has been a valued member of key standing committees of the Board since 2018 (including the Audit Committee (2018-2024) and Treasury and Investment (2018-present)) and, in 2023, agreed to begin serving on the Compensation Committee which she now chairs.

As set forth above, we also have a 14% representation of visible minorities of our directors nominated for election at the Meeting. Mr. Chang contributes his expertise on matters of finance and financial markets and corporate governance, on the Audit, Compensation and Corporate Governance Committees and, in 2023, agreed to join the Treasury and Investment Committee, which he now chairs.

Consideration of the level of representation on the Board by women and other designated groups will continue to be an important consideration during searches for qualified new Board members as those needs may arise. The Company embraces the proposition that more women on boards is advantageous. We remain duty bound to recruit and invest in the best available talent based upon education, experience and personal skills and qualities. Although the Board is not at this time endorsing a quota or target, it continues to seek qualified candidates for increasing representation of women on the Board, in executive management and throughout the Company.

There has not been systemic consideration of the effectiveness or measures taken under the policy. However, the Governance Committee will continue to review additional qualified female candidates who are placed before it. The Committee will also continue to consider thoroughly the qualifications of all candidates brought forward for consideration.

Total Number of Directors Nominated for Election to the Board of Directors and Senior Management Members
Board of Directors	Seven (7)
Senior Management Members	Five (5)

Diversity of the Directors Nominated for Election to the Board of Directors
Gender	One (1)
Visible Minority	One (1)

Diversity of Members of Senior Management
Female	One in Five (20%)

As shown above, the Company has one female executive officer, Penne Goplerud, who has served as General Counsel and Corporate Secretary since 2011. Among our current five-person management team, this is a 20% representation by women. Prior to her appointment as a member of our executive officers, Ms. Goplerud was the Company’s Associate General Counsel from 2007 - 2011 and acted as outside counsel from 2005 until she joined us in 2007 as an employee.

We have been fortunate in our recruitment efforts as we hired for return to commercial production at Lost Creek: we have added female professionals and managers in our engineering, geologic and laboratory staff to complement key roles filled by females in our accounting, finance, and land/legal departments. Additionally, we have female staff members in nearly all of our departments including operations, construction, service technicians and other support roles.

At this time, we have not established a policy or targets for additional representation in identified diversity groups (e.g., women, visible minorities, Aboriginal, and disabled individuals) in our executive group. We have no executives who are visible minorities, Aboriginal or disabled.

While we continue to find that our smaller structure of our executive team works well, we will continue to evaluate whether renewed production operations and other growth suggests the need for an addition to our management team to best deliver successful corporate results. If or as our executive group is further expanded or current members may depart and be replaced, we believe that experience, merit and skill sets must be considered when candidates are evaluated, together with a thoughtful consideration of all types of diversity. We remain committed to equality of opportunity and look forward to facilitating any appropriate increase in representation of women and other diverse groups in our management structure based upon merit and overall qualifications.

Meetings of the Board and Committees

The Board of Directors meets at least four times a year and more frequently if required. In 2024, the Board of Directors met 14 times. Additionally, the Board of Directors took 19 actions by written resolutions. The Board of Directors from time to time holds a portion of its meetings when management departs, and the independent directors meet in camera. During 2024 the Board held one meeting during which non-director executives were excused for a portion of the meeting. Additionally, the independent directors met in camera without executive management present at the annual meeting of independent directors held in December 2024.

Board Committees

There are five permanent committees of the Board of Directors: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, the Treasury & Investment Committee and the HSE & Technical Committee. The Board of Directors may also appoint other temporary or permanent committees from time to time for particular purposes.

The following sets out a summary of the responsibilities and activities of the Board Committees and the Report of the Audit Committee. The charters of each of the permanent standing committees may be found on our website https://www.ur-energy/investors/corporate-governance/.

Audit Committee

The Audit Committee assists the Board of Directors in carrying out its responsibilities relating to corporate accounting and financial reporting practices, as well as oversight of internal controls, and the Company’s Whistleblower Program. The duties and responsibilities of the Audit Committee include the following:

●	reviewing for recommendation to the Board of Directors for its approval the principal documents comprising our continuous disclosure record, including interim and annual financial statements and management’s discussion and analysis;
●	recommending to the Board of Directors a firm of independent auditors for appointment by the shareholders and reporting to the Board on the fees and expenses of such auditors. The Audit Committee has the authority and responsibility to select, evaluate and, if necessary, replace the independent auditor. The Audit Committee has the authority to approve all audit engagement fees and terms and the Audit Committee, or a member of the Audit Committee, must review and pre-approve any non-audit services provided to the Company by our independent auditor and consider the impact on the independence of the auditor;
●	reviewing periodic reports from the Chief Financial Officer;

●	discussing with management and the independent auditor, as appropriate, any audit problems or difficulties and management’s response; and
●	establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including through the Whistleblower Program.

The Audit Committee maintains direct communication during the year with our independent auditor and with our executive officers and other personnel responsible for accounting and financial matters.

During 2024, Thomas Parker (Chair), Rob Chang, and Gary Huber served as members of the Audit Committee and continue as members in 2025. In early 2024, Kathy Walker was a member of the Committee until new committee assignments were made mid-year. John Paul Pressey served on the Committee following those committee assignments and continues as a member of the Committee in 2025. The members of the Audit Committee were in 2024, and are currently, independent directors pursuant to National Instrument 52-110 Audit Committees (“NI 52-110”) and the listing standards of the NYSE American. Each of the members is financially literate as defined in NI 52-110 and financially sophisticated under the NYSE American rules. The Audit Committee has confirmed each member as an “audit committee financial expert” as that term is currently defined by the rules of the SEC.

During 2024, the Audit Committee met five times, and took two actions by written resolution. Notably, the Audit Committee oversaw the change of our independent auditor in 2024 as further discussed below. The other activities of the Audit Committee over the past year included the following:

●	review of our annual financial statements and management’s discussion and analysis prior to filing with the regulatory authorities;
●	review of our quarterly interim financial statements and management’s discussion and analysis prior to filing with regulatory authorities;
●	review of periodic reports from the Chief Financial Officer;
●	review of applicable corporate disclosure reporting and control processes, including Chief Executive Officer and Chief Financial Officer certifications;
●	review of reports from our external firm for testing of internal controls;
●	review Audit Committee governance practices to ensure its terms of reference incorporate all regulatory requirements;
●	oversee the Company’s Whistleblower Program, including training regarding the program;
●	assess and manage risk, including those risks presented by cyber-security and related threats, including receiving presentations by management related to these threats;
●	received presentations on new regulatory matters and accounting pronouncements;
●	review of the Audit Committee Charter; and
●	review of the engagement letter with the independent auditors and annual audit fees prior to approval by the Board of Directors, and pre-approving non-audit services and their cost prior to commencement.

The Audit Committee reviews its charter on a yearly basis and did so most recently on December 11, 2024. The Committee’s charter was last substantively amended in 2016. The qualifications of each of the members of the Audit Committee are set forth above as a part of Proposal No. 1.

Change of Auditors and Reappointment of BDO USA, P.C. as the Company’s independent auditor

At the Meeting, it is proposed to re-appoint BDO USA, P.C., Independent Registered Public Accountants, as auditors of the Company to hold office until the next annual meeting of shareholders with their remuneration to be fixed by the Board of Directors.

As reported on the Company’s Form 8-K, on October 1, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Ur-Energy Inc. (the “Company”) approved the conclusion of the engagement and dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective as of October 1, 2024.  PwC were the auditors of the Company from 2004 to October 1, 2024.

The audit reports of PwC on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the two most recent fiscal years ended December 31, 2022 and 2023 and the subsequent interim period through the effective date of PwC’s dismissal, (i) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.  The Company provided a copy of the foregoing disclosure to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of PwC’s letter, dated October 2, 2024, is attached as Exhibit 16.1 in Schedule B to this Circular.

On October 1, 2024, the Audit Committee approved the appointment of BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm, effective as of October 1, 2024.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the effective date of BDO’s engagement, neither the Company nor anyone on behalf of the Company, consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

A copy of the Company’s Form 8-K and PwC letter referred to above are included as Schedule B to this Circular.

The Audit Committee has recommended to the Board of Directors that Ur-Energy shareholders be requested to re-appoint BDO USA, P.C., as the independent auditor for 2025.

Compensation Committee

The Compensation Committee assists the Board of Directors in carrying out its responsibilities relating to personnel matters, including performance, compensation practices and rates. The Compensation Committee assists in developing corporate objectives against which to assess members of management including the Chief Executive Officer. The Committee reviews and makes recommendations to the Board with respect to employee and consultant compensation arrangements including equity compensation. The Compensation Committee reviews its charter on a yearly basis and did so most recently on December 11, 2024. The Committee’s charter was last substantively amended in 2018.

The Compensation Committee met twice in 2024. Additionally, the Committee took eight actions by written resolution in 2024. Portions of meetings are conducted without management present, including specifically for the purpose of discussing the compensation of the Chief Executive Officer. The Compensation Committee considers various matters related to the Company’s compensation program, executive and director compensation, share ownership guidelines for directors and executive officers (including compliance), our equity compensation plans, and presentations on trends in governance and compensation including compensation practices and remuneration of peer comparators and “say on pay.” The Compensation Committee reviews the results of the “say on pay” vote of our shareholders which we conduct annually. Importantly, the Committee annually completes a risk assessment of our compensation program and practices. Finally, the Compensation Committee is authorized to engage, at the Company’s expense, compensation consulting firms or other professional advisors as necessary to assist in discharging its responsibilities. As noted above, the Committee did not utilize the services of an independent compensation consultant in 2024.

During 2024, the members of the Committee who are nominated for election at the Meeting were Kathy Walker (Chair), Rob Chang, Gary Huber, and John Paul Pressey. The members of the Compensation Committee were in 2024, and are currently, independent under applicable law and the rules of the NYSE American. As well, at least two members of the Committee (all four, currently) qualify as “outside” directors within the meaning of U.S. Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Exchange Act, as amended. The qualifications of each of the members of the Compensation Committee are set forth above as a part of Proposal No. 1.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board of Directors with determining the director nominees for election to the Board, recommending candidates to fill vacancies, other aspects of succession planning, the composition of the committees of the Board and monitoring compliance with corporate governance regulatory requirements. In performing its duties, the Committee will review and consider director nominees recommended by shareholders. The Committee also conducts Board member evaluations and evaluation of the Lead Director on an annual basis, while considering the overall composition and appropriate size of the Board.

The Corporate Governance and Nominating Committee reviews its charter on a yearly basis and did so most recently on December 11, 2024. The Committee’s charter was last substantively amended in 2017.

During 2024, the members of the Committee who are nominated for election at the Meeting were Gary Huber (Chair), and Rob Chang and, from June – December 2024, Elmer Dyke, John Paul Pressey, and Kathy Walker. Mr. Boberg and Dr. Franklin each served the Committee prior to retirement in June 2024. The Corporate Governance and Nominating Committee met four times in 2024 and took five actions by written resolution. The members of the Corporate Governance and Nominating Committee were in 2024, and are currently, independent under the rules of the NYSE American. The qualifications of each of the members of the Corporate Governance and Nominating Committee are set forth above as a part of Proposal No. 1.

During the year, the Committee continued its work in respect of Board refreshment and succession planning. The Committee received presentations about candidates for Board membership, including with consideration its comprehensive skills matrix analysis prior to the appointment of Messrs. Dyke and Pressey.

Also in 2024, the Corporate Governance and Nominating Committee received presentations about potential risks to the Company and risk assessment and management; the Company’s directors’ and officers’ liability program and insurance coverage; and various environmental, social and governance (ESG) matters. The Committee reviewed generally our corporate policies including the Code of Ethics, Whistleblower Policy, and Ur-Energy Inc. Policies Concerning Confidentiality, Public Disclosure and Restrictions on Trading Securities.

Treasury & Investment Committee

The Treasury & Investment Committee assists the Board of Directors by centralizing oversight of all treasury activities of the Company, insofar as practical, and coordinating our banking, cash management, investment and funding arrangements. The Committee also formulates and implements the Treasury and Investment Policy, reviewing it from time to time. The Committee’s charter provides that the Committee consists of the Chief Financial Officer and at least two independent members of the Board of Directors. The Committee reviews its charter on an annual basis and did so most recently on December 11, 2024. The last substantive amendment to the policy and charter occurred in 2022.

During 2024, the members of the Treasury & Investment Committee who are nominated for election at the Meeting were Directors Rob Chang (Chair), Elmer Dyke, Thomas Parker, and Kathy Walker. Pursuant to the Committee’s Charter our Chief Financial Officer, Roger Smith also serves the Committee. The Treasury & Investment Committee met twice during 2024.

HSE & Technical Committee

The Health, Safety and Environment & Technical Committee (the “HSE & Technical Committee”) assists the Board of Directors with reserve and resource matters relating to our mineral properties; technical matters relating to our exploration, development, permitting, construction, operations, reclamation and restoration activities; health, safety and environmental matters relating to our operations and activities; and compliance with legal requirements relating to reserve and resource matters, technical matters, and health, safety and environmental matters. The Committee’s charter is reviewed annually, including most recently on December 11, 2024. The last substantive amendment to the charter was made in 2020.

The membership of the HSE & Technical Committee in 2024 saw refreshment following the retirement of Dr. Franklin and Mr. Boberg. Throughout the year, Gary Huber (Professional Geologist) and Thomas Parker (Professional Engineer) served the Committee and Elmer Dyke joined the Committee mid-year. The members of the Committee are not required to be independent. In 2024 and currently all members are independent.

Members of executive management routinely participate in the Committee meetings presenting reports on operations, EHS, and regulatory and other matters. Because of the significance of the physical and environmental safety and operational matters overseen by the Committee, a standing invitation exists for all Directors and executive officers to attend the Committee’s meetings. As a part of more frequently held video conference meetings of the Board, we adapted our practices to receive many operational and technical reports which historically were received by the Committee to be a part of the management report to the full Board. The Committee held two formal meetings during 2024.

The HSE & Technical Committee also conducts certain of its reviews by means of informal meetings, including in-house technical sessions at the Lost Creek site. The onsite sessions allow the Committee to meet with other members of the Board, executive management and senior professional, technical and operations staff to receive presentations on a variety of safety, technical, and operations topics. Although the Committee deferred its annual visit to Lost Creek, our newest directors, Messrs. Dyke and Pressey, toured Lost Creek shortly after their appointment to the Board, accompanied by Lead Director Mr. Parker and our Chief Operating Officer, Mr. Hatten.

Summary of Memberships on Permanent Committees and Record of Attendance for 2024

During the year ended December 31, 2024, the Board of Directors and its permanent committees met as follows:

Board of Directors	14	(1)
Audit Committee (“AC”)	5
Compensation Committee (“CC”)	2
Corporate Governance and Nominating Committee (“CGN”)	4
HSE & Technical Committee (“HSE&TC”)	2
Treasury & Investment Committee (“TIC”)	2
Total number of meetings held	29
(1)	In addition to the 14 meetings held by the Board of Directors, 19 actions were taken by resolution in writing.

Our Board strives for 100% attendance at each meeting, with particular importance placed upon the five regularly scheduled meetings each year. At times, special meetings may be called on short notice and it may be difficult to achieve full attendance. In the case of any such absences, our Chair and CEO, Mr. Cash, meets with any Director who has been unable to attend to apprise that Director of the business of the meeting and outcome of any actions taken.

Among our current Directors, each had better than 85% attendance at Board meetings and all attended the four regularly called quarterly meetings and our annual review meeting. All committee members attended 100% of their assigned committees’ meetings. Additionally, Roger Smith, CFO of the Company, who serves as a member of the Treasury and Investment Committee, attended 100% of the meetings of that committee.

With respect to our directors who are nominated to be voted on at the Meeting attendance at 2024 Board meetings and assigned committee meetings is set forth below. Additionally, it is noted that Mr. Boberg attended all Board meetings

(7/7), all three Governance Committee meetings, and the one meeting of the HSE & Technical Committee which were convened prior to his retirement in June 2024 for a 100% attendance rate at Board and assigned committee meetings. Dr. Franklin attended five of seven Board meetings, all three Governance Committee meetings, and each of the Compensation and HSE & Technical Committee meetings which were convened prior to his retirement in June 2024.

	Board Meetings	Committee Memberships and Meetings Attended
Director	Attended	AC	CC	CGN	TIC	HSE&TC
John W. Cash	14/14	—	—	—	—	—
Rob Chang	12/14	5/5	2/2	4/4	2/2	—
Elmer W. Dyke	7/7	—	—	1/1	1/1	1/1
Gary C. Huber	14/14	5/5	2/2	4/4	—	2/2
Thomas H. Parker	14/14	5/5	—	—	2/2	2/2
John Paul Pressey	7/7	3/3	1/1	1/1	—	—
Kathy E. Walker	14/14	1/1	2/2	1/1	2/2	—

Board Attendance at Shareholder Meeting

It has been the Company’s practice and expectation that our Directors attend the annual shareholders’ meeting, either in person or virtually. In 2024, the members of the Board who are nominated for election at the Meeting all attended our annual and special meeting of shareholders in person or by teleconference. We anticipate that many of our Directors will attend this Meeting in person, although we will continue to facilitate attendance and participation by our Directors at our annual meetings of shareholders through a teleconference and/or webcast platform, where practical, to reduce costs.

Disclosure and Shareholder Feedback

The Board of Directors believes that management should speak for the Company in its communications with shareholders and others in the investment community and that the Board of Directors should be satisfied that appropriate investor relations programs and procedures are in place. The Board of Directors has approved these policies, including the designation of spokespersons in behalf of the Company, from time to time. The Board of Directors regularly reviews the Company’s major communications with shareholders and the public, including continuous disclosure documents and periodic press releases in accordance with the Company’s policies.

Throughout the year, Mr. Cash spoke with many of our dedicated shareholders about topics of interest, including the continued growth of global support for nuclear energy, the DOE uranium reserve program and legislative support for nuclear energy and domestic uranium recovery. He was also able to discuss various ESG issues, including the value of green nuclear energy and the environmental benefits of our in situ recovery methods and our R&D projects, as well as the energy security that nuclear energy and domestic uranium production provide.

Shareholder Communication with the Board

We believe that it is important to maintain good shareholder relations. The Board of Directors will give appropriate attention to all written communications that are submitted by shareholders. Any shareholder wishing to send communications to the Board, or a specific committee of the Board, should send such communication to the Corporate Secretary of the Company by email to legaldept@Ur-Energy.com or by mail to Ur-Energy Inc. Board of Directors, c/o Corporate Secretary, 10758 West Centennial Road, Suite 200, Littleton, Colorado, USA 80127. All communications shall state the type and amount of the Company’s securities held by the shareholder and shall clearly state that the communication is intended to be shared with the Board or, if applicable, with a specific committee of the Board. The Corporate Secretary shall forward all such communications to the Board or the specific committee, as appropriate.

Expectations of Management

The Board of Directors believes that it is appropriate for management to be responsible for the development of long-term strategies for our Company. Meetings of the Board of Directors are held, as required, to specifically review and deal with long-term strategies of the Company as presented by senior members of management.

The Board of Directors appreciates the value of having its executive officers attend board meetings to provide information and opinions to assist the Directors in their deliberations. The Chair, in consultation with the Chief Financial Officer and Corporate Secretary, arranges for the attendance of executive officers for consultation including operational, technical, and regulatory presentations at Board meetings.

INDEBTEDNESS OF DIRECTORS AND OFFICERS

At no time since the beginning of the Company’s last financial year was any Director, executive officer, proposed nominee for election as a director, or any of their respective associates, indebted to the Company or any of its subsidiaries, nor was the indebtedness of any such person to another entity the subject of any guarantee, support agreement, letter of credit or similar arrangement provided by the Company or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers has had any material interest, direct or indirect, in any material transaction since the incorporation of Ur-Energy or in any proposed transaction which has or may materially affect Ur-Energy.

As discussed in their biographies set forth herein, certain of our directors and/or officers may also be directors and/or officers of one or more other mining or natural resources companies. Our directors and officers are also in many cases shareholders of one or more mining or natural resources companies. Consequently, there exists the possibility for such directors and/or officers to be in a position of conflict. While there is a potential for conflicts of interest to arise in such situations, that potential is minimized because of the nature of these other companies including those in other areas of mineral resources and precious metals. Any decision made by any of these directors and/or officers will be made in accordance with their duties and obligations to deal fairly and in good faith with Ur-Energy and such other companies. In addition, at meetings of the Board, any director with an interest in a matter being considered will declare such interest and refrain from voting on such matter.

The Audit Committee is charged with reviewing and approving in advance any transaction with any “related person,” as that term is defined under applicable U.S. securities laws. Except as previously disclosed, there have been no material transactions between the Company and any “related person” since the beginning of the Company’s last fiscal year that would be required to be disclosed under applicable U.S. securities laws.

HOUSEHOLDING

The bank, broker or other nominee for any shareholder who is a beneficial owner, but not the record holder, of the Company’s Common Shares may deliver only one copy of the Notice of Internet Availability to multiple shareholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written or oral request, a separate copy of the Circular to a shareholder at a shared address to which a single copy of the document was delivered. Shareholders who wish to receive a separate copy of the Circular now, or a separate copy of the Notice of Internet Availability or Circular in the future, should write to us at: Ur-Energy Inc., 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, Attention: Corporate Secretary. Beneficial owners sharing an address who are receiving multiple copies of the Circular and wish to receive a single copy of the Notice of Internet Availability or Circular in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all shareholders at the shared address in the future.

ACCOMPANYING FINANCIAL INFORMATION AND INCORPORATION BY REFERENCE

Additional financial information for the Company is available in the Company’s audited consolidated financial statements for the year ended December 31, 2024, and related management’s discussion and analysis of financial condition and results of operations for the year ended December 31, 2024, included in the Annual Report on Form 10-K which has been filed with the SEC at https://www.sec.gov/edgar.shtml, and with Canadian securities regulators at https://sedarplus.ca.

ANNUAL REPORT TO SHAREHOLDERS

The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, may be accessed at https://www.sec.gov/edgar.shtml.

SHAREHOLDER PROPOSALS

All proposals of the Company’s shareholders intended to be presented at the Company’s annual meeting of shareholders in 2026 must meet the requirements set forth in Section 137 of the Canada Business Corporations Act, as amended (“CBCA”) and Rule 14a-8 of the Exchange Act. Pursuant to the CBCA, proposals must be received by the Company’s Corporate Secretary within the “prescribed period,” defined as the 60-day period that begins on the 150th day before the anniversary of the previous annual meeting of shareholders. As the date of the Meeting is June 5, 2025, the “prescribed period” for submitting a proposal in connection with the next annual meeting of shareholders of the Company in 2026 will be January 6, 2026 to March 8, 2026, to be included in the Management Proxy Circular for the Company’s 2026 annual meeting. The Company’s next annual meeting of shareholders is planned for June 2026.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our Management Proxy Circular for our 2026 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than March 10, 2026. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

AVAILABILITY OF DOCUMENTS

Upon request made to the Corporate Secretary of Ur-Energy Inc. at 10758 West Centennial Road, Suite 200, Littleton, Colorado 80127, or by email at legaldept@Ur-Energy.com, or by telephone (+1 720-981-4588 ext. 250), the Corporate Secretary will provide to any shareholder of the Company entitled to vote at the Annual Meeting, free of charge, by first class mail within one business day of receipt of written request, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (including exhibits) as filed with the SEC and with the Canadian securities authorities. Note, however, we may be able to respond to your request more quickly by email request and response.

OTHER MATTERS

Our management and the Board of Directors know of no other matters to be brought before the Meeting. If other matters are presented properly to the shareholders for action at the Meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the Common Shares represented by such proxy are entitled to vote.

There have been no other proposals made by shareholders for consideration at this Meeting, nor are there any other proposals to be addressed at the Meeting but not included in this Circular.

APPROVAL

The contents and mailing of this Circular have been approved by the Board of Directors of the Company.

You are urged to promptly complete, sign, date and return your proxy, or to vote online or by telephone as set forth above. You may revoke your proxy at any time before it is voted. If you attend the Meeting in person, and you are a Registered Shareholder, you may vote your shares at the time of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ John W. Cash
John W. Cash, Chairman

SCHEDULE A

Ur-Energy Inc.

Amended and Restated Restricted Share Unit and Equity Incentive Plan

Originally Effective May 7, 2010

As amended and restated on April 13, 2021

Article 1

GENERAL PROVISIONS

1.1Purpose

This Amended and Restated Restricted Share Unit and Equity Incentive Plan is established as a vehicle by which equity-based incentives may be awarded to retain employees, to recognize and reward their significant contributions to the long-term success of the Corporation including to align the employees and directors interests more closely with the shareholders of the Corporation.

1.2Definitions

As used in the Plan, the following terms have the following meanings:

(a)	“Award” means the grant of a Restricted Share Unit award, a Performance Share Unit award, or a Direct Share Issuance under the Plan.
(b)	“Board” means the Board of Directors of the Corporation;
(c)	“Change of Control” includes:
(i)

the acquisition by any persons acting jointly or in concert (as determined by the Securities Act (Ontario)), whether directly or indirectly, of voting securities of the Corporation that, together with all other voting securities of the Corporation held by such persons, constitute in the aggregate more than 50% of all outstanding voting securities of the Corporation;

(ii)

an amalgamation, arrangement or other form of business combination of the Corporation with another corporation that results in the holders of voting securities of that other corporation holding, in the aggregate, more than 50% of all outstanding voting securities of the corporation resulting from the business combination;

(iii)

the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than in the ordinary course of business of the Corporation or to a Related Entity; or

(iv)	any other transaction that is deemed to be a “Change of Control” for the purposes of this Plan by the Board in its sole discretion;

provided, however, with respect to Section 409A Covered Awards, a transaction will not be deemed to be a Change in Control unless such transaction constitutes a “change in control event” within the meaning of Section 409A of the Code.

(d)	“Code” means the US Internal Revenue Code of 1986, as amended;
(e)	“Committee” means the Compensation Committee of the Board or such other persons designated by the Board;
(f)	“Common Share” means a common share in the capital of the Corporation;
(g)	“Corporation” means Ur-Energy Inc. and its successors and assigns;
(h)	“Direct Share Issuance” means the direct issuance of Common Shares to an Eligible Person.

(i)	“Director” means a non-Employee director of the Board of the Corporation;
(j)

“Dividend” means a dividend declared and payable on a Common Share in accordance with the Corporation’s dividend policy as the same may be amended from time to time (an “Ordinary Dividend”), and may, in the discretion of the Committee, include a special or stock dividend (a “Special Dividend”) declared and payable on a Common Share;

(k)	“Eligible Person” means an Employee or a Director who is designated as an Eligible Person pursuant to Section 2.1;
(l)	“Employee” means an employee of the Corporation or a Subsidiary;
(m)

“Fair Market Value” means the closing price of the Common Shares on the Toronto Stock Exchange on the Business Day immediately prior to the date for which Fair Market Value is being determined, or if the shares are not listed on the Toronto Stock Exchange, then on such other stock exchange or quotation system as may be selected by the Committee, provided that, if the Common Shares are not listed or quoted on any other stock exchange or quotation system, then the Fair Market Value will be the value determined by the Committee in its sole discretion acting in good faith;

(n)	“Grant Date” means any date determined from time to time by the Committee as a date on which an Award is made to one or more Eligible Persons under this Plan;
(o)	“Officer” means a person who is an officer of the Corporation within the meaning of Section 1 of the Securities Act (Ontario).
(p)	“Performance Period” shall mean the period over which the performance goals with respect to a grant of Performance Share Units is measured.
(q)

“Performance Share Unit” means a performance-based Award that entitles the Eligible Person to receive Common Shares based on the attainment of one or more performance goals over a designated Performance Period.

(r)	“Plan” means the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan, as amended from time to time;
(s)

“Redemption Date” in respect of any Restricted Share Unit means (A) for Restricted Share Units issued prior to March 23, 2015 (the “First Amended Effective Date”), (i) 50% of such Restricted Share Unit on the first anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (ii) 50% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, and (B) for Restricted Shares Units issued on or after First Amended Effective Date, 100% of such Restricted Share Unit on the second anniversary of the Grant Date on which such Restricted Share Unit was granted to the Eligible Person, unless (a) an earlier date has been approved by the Committee as the Redemption Date in respect of such Restricted Share Unit (provided, however, that the Committee shall not designate an earlier Redemption Date in respect of Section 409A Covered Awards), or (b) Section 3.4, 6.1, 6.2 or 8.2, is applicable, in which case the Redemption Date in respect of such Restricted Share Unit shall be the date established as such in accordance with the applicable Section; provided that, notwithstanding any other provision hereof, in no event will the Redemption Date in respect of any Restricted Share Unit be after the end of the calendar year which is three years following the end of the year in which services to which the grant of such Restricted Share Unit relates were performed by the Employee or Director to whom such Restricted Share Unit was granted;

(t)

“Reorganization” means any declaration of any stock dividend (other than a Special Dividend in respect of which the Committee, in its discretion, determines that Eligible Persons are to be paid a cash amount pursuant to Section 3.3), stock split, combination or exchange of shares, merger, consolidation, recapitalization, amalgamation, plan of arrangement, reorganization, spin-off or other distribution (other than Ordinary Dividends) of the Corporation assets to shareholders or any other similar corporate transaction or event which the Committee determines affects the Common Shares such that an adjustment is appropriate to prevent dilution or enlargement of the rights of Eligible Persons under this Plan;

(u)

“Restricted Share Unit” means one notional Common Share (without any of the attendant rights of a shareholder of such Common Share, including the right to vote such Common Share and the right to receive dividends thereon, except to the extent otherwise specifically provided herein) credited by bookkeeping entry to a notional account maintained by the Corporation in respect of an Eligible Person in accordance with this Plan; and

(v)	“Section 409A Covered Award” means any Award granted under the Plan after the Amended Effective Date that constitutes “non-qualified deferred compensation” subject to Section 409A of the Code.
(w)	“Separation from Service” has the meaning set forth in Treasury Regulation 1.409A-1(h) applying the default rules thereunder.
(x)

“Specified Employee” means a “specified employee” within the meaning of Section 409A(a)(2)(B) of the Code using the identification methodology selected by the Corporation from time to time, or if none, the default methodology set forth in Section 409A of the Code.

(y)	“Subsidiary” has the meaning set out in the Securities Act (Ontario).

1.3Effective Date

The Plan was originally effective May 7, 2010 with respect to the Eligible Person payable commencing in and with respect to the 2010 fiscal year.  The Plan was first amended and restated effective March 23, 2015.  The Plan is now amended and restated again effective April 13, 2021. No Common Shares may be issued under the Plan until and unless all required regulatory and shareholder approvals have been obtained with respect to the issuance of Common Shares hereunder.

1.4Governing Law; Subject to Applicable Regulatory Rules

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.  The provisions of the Plan shall be subject to the applicable by-laws, rules and policies of the Toronto Stock Exchange and applicable securities legislation.

Article 2

ELIGIBILITY AND PARTICIPATION

2.1Eligibility

This Plan applies to those Employees and Directors whom the Committee designates as eligible to receive an Award under the Plan.  The Committee shall make such a designation prior to each Grant Date.

2.2Rights Under the Plan

Subject to Article 6 and Article 7, an Eligible Person who has been granted an Award shall continue to have rights in respect of such Award until such Award has been redeemed for cash or shares in accordance with this Plan.

2.3Copy of Plan

The Corporation shall provide each Eligible Person with a copy of this Plan following the initial Award to such Eligible Person and shall provide each Eligible Person with a copy of all amendments to this Plan.

2.4Limitation on Rights

Nothing in this Plan shall confer on any Employee or Director any right to be designated as an Eligible Person or to be granted an Award under the Plan.  There is no obligation for uniformity of treatment of Eligible Persons or any group of Employees, Directors or Eligible Persons, whether based on salary or compensation, grade or level or organizational position or level or otherwise.  An Award to an Eligible Person on one or more Grant Dates shall not be construed to create a right to an additional Award on a subsequent Grant Date.

2.5Grant Agreements

Each Award shall be evidenced by a written agreement executed by the Eligible Person in substantially the form appended hereto or in such other form as may be approved by the Committee from time to time.  An Eligible Person will not be entitled to any Award hereunder or any benefit of this Plan unless the Eligible Person agrees with the Corporation to be bound by the provisions of this Plan.  By entering into an agreement described in this Section 2.5, each Eligible Person shall be deemed conclusively to have accepted and consented to all terms of this Plan and all bona fide actions or decisions made by the Committee.  Such terms and consent shall also apply to and be binding on the legal representative, beneficiaries, heirs and successors of each Eligible Person.

2.6Maximum Number of Common Shares

Notwithstanding any provision herein, the aggregate number of Common Shares which may be issuable in respect of Awards under the Plan, in combination with the aggregate number of Common Shares which may be issuable under any and all of the Corporation’s equity incentive plans in existence from time to time, including the Corporation’s Stock Option Plan 2005, as amended from time to time, shall not exceed ten percent (10%) of the issued and outstanding shares of the Corporation as at the Grant Date of each Award under the Plan or such greater number of Common Shares as shall have been duly approved by the Board and, if required by the rules or policies of the Toronto Stock Exchange or any other stock exchange on which the Common Shares of the Corporation may then be listed, by the shareholders of the Corporation.  No fractional Common Shares may be issued under the Plan.

Article 3

RESTRICTED SHARE UNITS

3.1Grant of Restricted Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Restricted Share Units, if any, to be granted to each Eligible Person in the Committee’s sole discretion.

3.2Redemption of Restricted Share Units

(a)

Unless redeemed earlier in accordance with this Plan, the Restricted Share Units of each Eligible Person will be redeemed on or within thirty (30) days after the Redemption Date for cash or Common Shares, as determined by the Committee, for an amount equal to the Fair Market Value of a Restricted Share Unit.

(b)

If the Committee determines that any Restricted Share Units are to be redeemed for Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the Fair Market Value of the Restricted Share Units (net of any applicable statutory withholdings) that have vested on the Redemption Date.

3.3Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the Restricted Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends.  Such Dividend equivalents shall be converted into additional Restricted Share Units (including fractional Restricted Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Restricted Share Units shall be paid at the same time as the Restricted Share Units to which the Dividend equivalents related.

3.4Offer for Common Shares – Change of Control

Notwithstanding anything else herein to the contrary, in the event of a Change of Control, then the Corporation shall redeem 100% of the Restricted Share Units granted to the Eligible Persons and outstanding under the Plan as soon as reasonably practical, but no later than thirty (30) days following the Redemption Date for cash.  For the purposes of this Section 3.4:  (i) the Redemption Date shall be the date on which the Change of Control occurs, and (ii) the Fair Market Value of a Restricted Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Redemption Date, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

Article 4

Performance SHARE Units

4.1Grant of Performance Share Units

On each Grant Date, the Committee shall designate Eligible Persons and determine the Performance Share Units, if any, to be granted to each Eligible Person in the Committee’s sole discretion.  Each Award of Performance Share Units shall designate a target number of Performance Share Units covered by the Award, with the actual number of Performance Share Units earned (if any) to be based on a formula set forth in the grant agreement related to the attainment of one or more performance goals set forth in the grant agreement over the Performance Period set forth in the grant agreement.

4.2Settlement of Earned Performance Share Units

(a)

Unless settled earlier in accordance with this Plan, earned Performance Share Units of each Eligible Person will be settled on or within thirty (30) days after the end of the Performance Period applicable to such Performance Share Units for cash or Common Shares, as determined by the Committee.

(b)

If the Committee determines that any earned Performance Share Units are to be settled in Common Shares, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a number of Common Shares equal to the number of earned Performance Share Units (net of any applicable statutory withholdings).  If the Committee determines that any earned Performance Share Units are to be settled in cash, the Eligible Person will be entitled to receive and the Corporation will issue to the Eligible Person a cash payment equal to the Fair Market Value (measured as of the settlement date) of a number of Common Shares equal to the number of earned Performance Share Units.

4.3Payment of Dividend Equivalents

When Dividends are paid on Common Shares, an Eligible Person shall be credited with Dividend equivalents in respect of the target number of Performance Share Units credited to the Eligible Person’s account as of the record date for payment of Dividends.  Such Dividend equivalents shall be converted into additional Performance Share Units (including fractional Performance Share Units) based on the Fair Market Value per Common Share on the date credited, and such new Performance Share Units shall be earned based on the same performance goals measured over the same Performance Period and shall be paid at the same time as the Performance Share Units to which the Dividend equivalents related.

4.4Termination of Employment

Unless otherwise provided in a grant agreement for an Award of Performance Share Units, upon an Eligible Person’s termination of employment or other service or death prior to the end of the Performance Period for an Award of Performance Share Units, such Performance Share Units shall be forfeited.  For avoidance of doubt, the provisions of Section 6.1 and 6.2 below shall not apply to Performance Share Units granted hereunder.

4.5Change of Control

Upon the occurrence of a Change of Control, the Performance Period of each outstanding Performance Share Unit Award shall be deemed to have ended and the Committee shall determine the number of Performance Share Units earned under each outstanding Performance Share Unit Award based on performance through the date of the Change in Control.  The Committee may make adjustments to the performance goals in its sole discretion to account for the truncation of the Performance Period on the date of the Change of Control and the Committee may adopt reasonable procedures for determining the level of achievement of any financial metrics, such as using audited financial statements from the most recently completed fiscal quarter.  Earned Performance Share Units shall be settled in cash as soon as reasonably practical, but no later than thirty (30) days following, the Change of Control.  For the purposes of this Section 4.5: (i)  the Fair Market Value of an earned Performance Share Unit shall be the greater of (i) the closing price per Common Share on the Toronto Stock Exchange on the Business Day immediately preceding the Change of Control, and (ii) the price at which Common Shares are taken up under the Change of Control, as applicable.

Article 5

direct Share Issuances

5.1Direct Share Issuances

On each Grant Date, the Committee shall designate Eligible Persons and determine the number of Common Shares, if any, to be granted as a Direct Share Issuance to each Eligible Person in the Committee’s sole discretion.  Except to the extent restricted under the terms of this Plan or under the applicable grant agreement, an Eligible Person receiving a Direct Share Issuance shall have all of the rights of a shareholder of the Corporation with respect to the Common Shares issued, including the right to vote the Common Shares and the right to receive dividends thereon.

5.2Vesting

Direct Shares Issuances may be fully vested on the Grant Date or may be subject to vesting, as determined by the Committee. Direct Share Issuances that are subject to a vesting schedule may not be transferred prior to vesting.

5.3Termination of Employment

Unless otherwise provided in the grant agreement for a Direct Share Issuance that is subject to vesting, upon an Eligible Person’s termination of employment or other service or death, the provisions of Section 6.1 and Section 6.2 shall apply to such Direct Share Issuance by analogy. Any unvested Common Shares that do not vest as a result of the Eligible Person’s termination of employment of other service or death shall be immediately forfeited and returned to the Corporation without the payment of any consideration. Common Shares subject to any Direct Share Issuance may be evidenced in such manner as the Committee shall determine, and if certificated, may be held in escrow with appropriate legends to help enforce any forfeiture described in the Section.

5.4Change in Control

Notwithstanding anything else herein to the contrary, unvested Common Shares subject to a Direct Share Issuance shall vest in full immediately prior to the occurrence of a Change of Control.

Article 6

EVENTS AFFECTING ENTITLEMENT

6.1Termination of Employment or Election as a Director

(a)

Voluntary Termination or Termination for Cause.  If an Eligible Person is terminated by the Corporation for cause (as determined by the Corporation), or if an Eligible Person, voluntarily terminates employment for any reason or resigns as a Director, as applicable, all of the Eligible Person’s Restricted Share Units shall be cancelled and no amount shall be paid by the Corporation to the Eligible Person in respect of the Restricted Share Units so cancelled.

(b)

Involuntary Termination.  The Restricted Share Units of an Eligible Person, other than a Director, who is involuntarily terminated by the Corporation, for reasons other than cause, shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date.  For the purposes of this Section 6.1(b) the Redemption Date shall be:

(i)

for Restricted Share Units other than Section 409A Covered Awards, the date on which the employment of the Eligible Person, other than a Director, is terminated irrespective of any entitlement of the Eligible Person to notice, pay in lieu of notice or benefits beyond the termination date, and

(ii)

for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service; provided, however, that if on such date the Eligible Person is a Specified Employee, then to the extent required by Section 409A(a)(2)(B) of the Code, the Redemption Date shall be the earlier of (i) the expiration of the six (6)-month period measured from the date of the Eligible Person’s Separation from Service, and (ii) the date of the Eligible Person’s death (the “Delay Period”).

(c)

Termination related to Directors. The Restricted Share Units of a Director, who is not re-elected at an annual or special meeting of shareholders shall be redeemed for cash at the Fair Market Value of a Restricted Share Unit on the Redemption Date. For purposes of this Section 6.1(c), the Redemption Date shall be:

(i)	for Restricted Share Units other than Section 409A Covered Awards, the date on which the annual or special meeting is held, and
(ii)	for Section 409A Covered Awards, the date of the Eligible Person’s Separation from Service.
(d)

Retirement of Officers and Directors. Any unvested Restricted Share Units held by the Officer or Director will become fully vested upon such Officer’s or Director’s “Retirement,” which shall mean such Officer’s or Director’s voluntary termination of employment or cessation of services to the Corporation when the Officer’s or Director’s age plus years of service with the Corporation (in each case measured in complete, whole years) equals or exceeds 65, provided that at the date of termination such Officer or Director has completed at least five years of service with the Corporation. Such Restricted Share Units shall be redeemed in accordance with Section 3.2 on their originally scheduled Redemption Dates.

6.2Death

All of the Restricted Share Units of an Eligible Person who dies shall be redeemed in accordance with Section 3.2.  For the purposes of the foregoing, the Redemption Date shall be the date of the Eligible Person’s death.

6.3No Grants Following Last Day of Active Employment

In the event of termination of any Eligible Person’s employment with the Corporation, such Eligible Person shall not be granted any Awards under the Plan after the last day of active employment of such Eligible Person.  Without limiting the generality of the foregoing and of Section 2.4, notwithstanding any other provision hereof, and notwithstanding any provision of any employment agreement between any Eligible Person and the Corporation, no Eligible Person will have any right to an Award under the Plan, and shall not be granted any Award under the Plan after the last day of active employment of such Eligible Person on which such Eligible Person actually performs the duties of the Eligible Person’s position, whether or not such Eligible Person receives a lump sum payment of salary or other compensation in lieu of notice of termination, or continues to receive payment of salary, benefits or other remuneration for any period following such last day of active employment.  Notwithstanding any other provision hereof, or any provision of any employment agreement between the Corporation and an Eligible Person, in no event will any Eligible Person have any right to damages in respect of any loss of any right to receive an Award under the Plan after the last day of active employment of such Eligible Person and no severance allowance, or termination settlement of any kind in respect of any Eligible Person will include or reflect any claim for such loss of right and no Eligible Person will have any right to assert, claim, seek or obtain, and shall not assert, claim, seek or obtain, any judgment or award in respect of or which includes or reflects any such right or claim for such loss of right.

Article 7

ADMINISTRATION

7.1Adjustments

If any change occurs in the outstanding Common Shares by reason of a reorganization, the Committee, in its sole discretion, and without liability to any person, shall make such equitable changes or adjustments, if any, as it considers appropriate, in such manner as the Committee may consider equitable, to reflect such change or event including, without limitation, adjusting the number of Common Shares subject to Awards outstanding under the Plan, provided that any such adjustment will not otherwise extend the Redemption Date otherwise applicable to Restricted Share Units or the Performance Period applicable to Performance Share Units. The Corporation shall give notice to each Eligible Person of any adjustment made pursuant to this Section and, upon such notice, such adjustment shall be conclusive and binding for all purposes.  The existence of outstanding Awards shall not affect in any way the right or power and authority of the Corporation or its shareholders to make or authorize any alteration, recapitalization, reorganization or any other change in the Corporation’s capital structure or its business or any merger or consolidation of the Corporation, any issue of bonds, debentures or preferred or preference shares (ranking ahead of the Common Shares or otherwise) or any right thereto, or the dissolution or liquidation of the Corporation, any sale or transfer of all or any part of its assets or business or any corporate act or proceeding whether of a similar character or otherwise.

7.2Compliance with Tax Requirements

In taking any action hereunder, or in relation to any rights hereunder, the Corporation and each Eligible Person shall comply with all provisions and requirements of any income tax, pension plan, or employment or unemployment insurance legislation or regulations of any jurisdiction which may be applicable to the Corporation or Eligible Person, as the case may be. The Corporation shall have the right to deduct from all payments made to the employee in respect of Awards, whether in cash or Common Shares, any federal, provincial, local, foreign or other taxes, Canadian pension plan or employment insurance commission or other deductions required by law to be withheld with respect to such payments. The Corporation may take such other action as the Board or the Committee may consider advisable to enable the Corporation and any Eligible Person to satisfy obligations for the payment of withholding or other tax obligations relating to any payment to be made under this Plan.  Each Eligible Person (or the heirs and legal representatives of the Eligible Person) shall bear any and all income or other tax imposed on amounts paid to the Eligible Person (or the heirs and legal representatives of the Eligible Person) under this Plan, including any taxes, interest or penalties resulting from the application of Section 409A of the Code. If the Board or the Committee so determines, the Corporation shall have the right to require, prior to making any payment under this Plan, payment by the recipient of the excess of any applicable Canadian or foreign federal, provincial, state, local or other taxes over any amounts withheld by the Corporation, in order to satisfy the tax obligations in respect of any payment under this Plan.  If the Corporation does not withhold from any payment, or require payment of an amount by a recipient, sufficient to satisfy all income tax obligations, the Eligible Person shall make reimbursement, on demand, in cash, of any amount paid by the Corporation in satisfaction of any tax obligation.  Notwithstanding any other provision hereof, in taking such action hereunder, the Board and the Committee shall endeavour to ensure that the payments to be made hereunder will not be subject to the “salary deferral arrangement” rules under the income tax act (Canada), as amended, or income tax legislation of any other jurisdiction.

7.3Transferability

Rights respecting Awards shall not be transferable or assignable other than by will or the laws of decent and distribution.

7.4Administration

The Committee shall, in its sole and absolute discretion, but subject to applicable corporate, securities and tax law requirements: (i) interpret and administer the Plan; (ii) establish, amend and rescind any rules and regulations relating to the Plan; and (iii) make any other determinations that the Committee deems necessary or desirable for the administration and operation of the Plan. The Committee may delegate to any person any administrative duties and powers under this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Committee deems, in its sole and absolute discretion, necessary or desirable. Any decision of the Committee with respect to the administration and interpretation of the Plan shall be conclusive and binding on the Eligible Person and his or her legal representative.  The Board may establish policies respecting minimum ownership of Common Shares of the Corporation by Eligible Persons and the ability to elect to have Awards satisfy any such policy.

7.5Records

The Corporation will maintain records indicating the Awards credited to an Eligible Person under the Plan from time to time and the Grant Dates of such Awards. Such records shall be conclusive as to all matters involved in the administration of this Plan.

7.6Statements

The Corporation shall furnish annual statements to each Eligible Person indicating the Awards credited to the Eligible Person and the Grant Dates of the Awards and such other information that the Corporation considers relevant to the Eligible Person.

7.7Legal Compliance

Without limiting the generality of the foregoing, the Committee may take such steps and require such documentation from Eligible Persons as the Committee may determine are desirable to ensure compliance with all applicable laws and legal requirements, including all applicable corporate and securities laws and regulations of any country, and any political subdivisions thereof, and the by-laws, rules and regulations of any stock exchanges or other organized market on which Common Shares may from time to time be listed or posted and any applicable provisions of the Income Tax Act (Canada), as amended or income tax legislation or any other jurisdiction.

Article 8

AMENDMENT AND TERMINATION

8.1Amendment

(a)

The Board reserves the right, in its sole discretion, to amend, suspend or terminate the Plan or any portion thereof at any time, in accordance with applicable legislation, without obtaining the approval of shareholders. Notwithstanding the foregoing, the Corporation will be required to obtain, in accordance with the provisions of the rules and policies of the Toronto Stock Exchange, the approval of holders of a majority of shares present and voting in person or by proxy at a meeting of the shareholders of the Corporation for any amendment related to:

(i)	the percentage of the issued and outstanding Common Shares available to be granted under the Plan;
(ii)	a change in the method of calculation of redemption of Restricted Share Units or settlement of Performance Share Units held by Eligible Persons;
(iii)	an extension to the term for redemption of Restricted Share Units or settlement of Performance Share Units held by Eligible Persons; and
(iv)	amendments to this Section 8.1 of the Plan.
(b)	Unless an Eligible Person otherwise agrees, any amendment to the Plan or Awards shall apply only in respect of Awards granted on or after the date of such amendment.
(c)	Without limiting the generality of the foregoing, the Board may make the following amendments to the Plan, without obtaining shareholder approval:
(i)	amendments to the terms and conditions of the Plan necessary to ensure that the Plan complies with the applicable regulatory requirements, including the rules of the TSX, in place from time to time;
(ii)	amendments to the provisions of the Plan respecting administration of the Plan and eligibility for participation under the Plan;
(iii)	amendments to the provisions of the Plan respecting the terms and conditions on which Awards may be granted pursuant to the Plan, including the provisions relating to the payment of Awards; and
(iv)	amendments to the Plan that are of a “housekeeping” nature.

8.2Termination of Plan

The Board may from time to time amend or suspend this Plan in whole or in part and may at any time terminate this Plan.  No such amendment, suspension or termination shall adversely affect the rights of any Eligible Person at the time of such amendment, suspension or termination with respect to outstanding Awards credited to such Eligible Person without the consent of the affected Eligible Person.  If the Board terminates the Plan, no new Awards will be granted to any Eligible Person, but outstanding Awards shall remain outstanding, be entitled to payments and be paid in accordance with the terms and conditions of this Plan existing at the time of termination. This Plan will finally cease to operate for all purposes when the last remaining Eligible Person receives a payment in satisfaction of all outstanding Awards credited to such Eligible Person, or all outstanding Awards credited to such Eligible Person are cancelled pursuant to the provisions thereof.

Article 9

GENERAL

9.1Rights to Common Shares

This Plan shall not be interpreted to create any entitlement of any Eligible Person to any Common Shares, or to the dividends payable pursuant thereto, except as expressly provided herein. A holder of Restricted Share Units or Performance Share Units shall not have rights as a shareholder of the Corporation with respect to any Common Shares which may be issuable pursuant to the Restricted Share Units or Performance Share Units so held, whether voting, right on liquidation or otherwise.

9.2No Right to Employment

This Plan shall not be interpreted as either an employment or trust agreement. Nothing in this Plan nor any Committee guidelines or any agreement referred to in Section 2.5 nor any action taken hereunder shall be construed as giving any Eligible Person the right to be retained in the continued employ or service of the Corporation or any of its subsidiaries, or giving any Eligible Person or any other person the right to receive any benefits not specifically expressly provided in this Plan nor shall it interfere in any way with any other right of the Corporation to terminate the employment or service of any Eligible Person at any time.

9.3Right to Funds

Neither the establishment of this Plan nor the granting of Awards under this Plan shall be deemed to create a trust.  Amounts payable to any Eligible Person under the Plan shall be a general, unsecured obligation of the Corporation. The right of the Employee to receive payment pursuant to this Plan shall be no greater than the right of other unsecured creditors of the Corporation.

9.4Successors and Assigns

The Plan shall be binding on all successors and assigns of the Corporation and an Eligible Person, including without limitation, the estate of such Eligible Person and the legal representative of such estate, or any receiver or trustee in bankruptcy or representative of the Corporation’s or Eligible Person’s creditors.

9.5Severability

If any provision of the Plan or part hereof is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.

9.6Code Section 409A

(a)

Although the Corporation does not guarantee to a Eligible Person any particular tax treatment of an Award, the Awards hereunder are intended to comply with or be exempt from the provisions of Section 409A of the Code, and this Plan shall be administered accordingly.  Notwithstanding the foregoing, neither the Corporation, nor its subsidiaries or affiliates, nor any of their officers, directors, employees or representatives shall be liable to the Eligible Person for any interest, taxes or penalties resulting from non-compliance with Section 409A of the Code.

(b)

All payments in respect of Restricted Share Units and Performance Share Units other than Section 409A Covered Awards are intended to be “short-term deferrals” exempt from the application of Code Section 409A and are intended to be made no later than the 15th day of the third month after the later of the end of (i) the first calendar year in which the Eligible Person’s right to the payment is no longer subject to a substantial risk of forfeiture or (ii) the first taxable year of the Corporation in which the Eligible Person’s right to payment is no longer subject to a substantial risk of forfeiture.

RESTRICTED SHARE UNIT GRANT AGREEMENT

This Restricted Share Unit Grant Agreement is made as of the ___ day of __________, 20__ between _______________________, the undersigned “Eligible Person” (the “Eligible Person”), being an employee or director of Ur-Energy Inc. (the “Corporation”), named or designated pursuant to the terms of the Restricted Share Unit Plan of Ur-Energy Inc. (which Plan, as the same may from time to time be modified, supplemented or amended and in effect is herein referred to as the “Plan”), and the Corporation.

In consideration of the grant of Restricted Share Units made to the Eligible Person pursuant to the Plan (the receipt and sufficiency of which are hereby acknowledged), the Eligible Person hereby agrees and confirms that:

1.	The Eligible Person has received a copy of the Plan and has read, understands and agrees to be bound by the provisions of the Plan.
2.

The Eligible Person accepts and consents to and shall be deemed conclusively to have accepted and consented to, and agreed to be bound by, the provisions and all terms of the Plan and all bona fide actions or decisions made by the Board, the Committee, or any person to whom the Committee may delegate administrative duties and powers in relation to the Plan, which terms and consent shall also apply to and be binding on the legal representatives, beneficiaries and successors of the undersigned.

3.	On ________________, 20__, the Eligible Person was granted __________ Restricted Share Units, which grant is evidenced by this Agreement.
4.

This Restricted Share Unit Grant Agreement shall be considered as part of and an amendment to the employment agreement between the Eligible Person and the Corporation and the Eligible Person hereby agrees that the Eligible Person will not make any claim under that employment agreement for any rights or entitlement under the Plan or damages in lieu thereof except as expressly provided in the Plan.

This Agreement shall be determined in accordance with the laws of Ontario and the laws of Canada applicable therein.

Words used herein which are defined in the Plan shall have the respective meanings ascribed to them in the Plan.

IN WITNESS WHEREOF, Ur-Energy Inc. has executed and delivered this Agreement, and the Eligible Person has signed, sealed and delivered this Agreement, as of the date first above written.

UR-ENERGY INC.

Per:
Name:

<Name>

SCHEDULE B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2024

UR-ENERGY INC.

(Exact name of registrant as specified in its charter)

Canada	001- 33905	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10758 W Centennial Road, Suite 200 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (720) 981-4588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	URG (NYSE American); URE (TSX)	NYSE American; TSX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On October 1, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Ur-Energy Inc. (the “Company”) approved the conclusion of the engagement and dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective October 1, 2024.

The audit reports of PwC on the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2022 and 2023 and the subsequent interim period through the effective date of PwC’s dismissal, (i) there were no disagreements between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference thereto in its reports on the Company’s financial statements for such fiscal years and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosure to PwC and requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements, as required by Item 304(a)(3) of Regulation S-K. A copy of PwC’s letter, dated October 2, 2024, is filed herewith as Exhibit 16.1.

Appointment of Independent Registered Public Accounting Firm

On October 1, 2024, the Audit Committee approved the appointment of BDO USA, P.C. (“BDO”) as the Company’s new independent registered public accounting firm, effective October 1, 2024.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the effective date of BDO’s engagement, neither the Company nor anyone on behalf of the Company, consulted with BDO with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by BDO to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
16.1	Letter of PricewaterhouseCoopers LLP, dated October 2, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2024

Ur-Energy Inc.

By:	/s/ Penne A. Goplerud
Name:	Penne A. Goplerud
Title:	Corporate Secretary and General Counsel

Exhibit 16.1

October 2, 2024

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Ur-Energy Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K of Ur-Energy Inc. dated October 2, 2024. We agree with the statements concerning our Firm contained therein in response to Item 304 of Regulation S-K.

Yours very truly,

/s/ PricewaterhouseCoopers LLP

Chartered Professional Accountants

Vancouver, Canada

Form of Proxy - Annual General and Special Meeting to be held on June 5, 2025 022TPA This Form of Proxy is solicited by and on behalf of Management of Ur-Energy Inc. Fold Fold CONTROL NUMBER VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors. 6. The securities represented by this proxy will be voted in favor or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. 9. If the meeting is adjourned or postponed, your proxy must be received by 1:00 p.m. (Mountain Time) on the last business day preceding the day of the reconvened meeting. Proxies submitted must be received by 11:59 p.m., ET, on June 2, 2025. To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 COMMON CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free

378732 022TQB Fold Fold AR2 Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. I/We being holder(s) of Ur-Energy Inc. common shares hereby appoint: John W. Cash, Chairman and CEO or, failing him, Penne A. Goplerud, Corporate Secretary Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of Ur-Energy Inc. to be held at the Hampton Inn & Suites, 7611 Shaffer Parkway, Littleton, Colorado 80127 on June 5, 2025 at 1:00 p.m., MDT, and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 01. John W. Cash For Against 04. Gary C. Huber 02. Rob Chang For Against 05. Thomas H. Parker 03. Elmer W. Dyke For Against 06. John Paul Pressey 2. Appointment of Auditors Appointment of BDO USA, P.C. as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration. For Withhold 3. Say on Pay Approve in an advisory (non-binding) vote the compensation of the Company’s named executive officers. 4. Amended and Restated Restricted Share Unit and Equity Incentive Plan Resolution Ratify, confirm and approve the renewal of the Ur-Energy Inc. Amended and Restated Restricted Share Unit and Equity Incentive Plan (the “RSU&EI Plan”) and approve and authorize for a period of three years all unallocated share units and shares issuable pursuant to the RSU&EI Plan. For For Against Against 07. Kathy E. Walker 1. Election of Directors Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. DD / MM / YY Signature(s) Date Signing Capacity C1234567890 XXX 123 MR SAM SAMPLE URGQ XXXX 999999999999